UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21237

                    Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.
Indianapolis, IN                                             46208
(Address of principal executive offices)  (Zip code)

Christopher E. Kashmerick
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:   317-917-7000

Date of fiscal year end:      12/31

Date of reporting period:  12/31/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Crawford Dividend Growth Fund

Annual Report

December 31, 2010

Fund Advisor:

Crawford Investment Counsel, Inc.
600 Galleria Parkway NW, Suite 1650
Atlanta, Georgia 30339

For a prospectus and more information, including charges and expenses call 1-800-431-1716.  The prospectus should be read carefully before investing.  Past performance does not guarantee future results.  Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member FINRA, 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

Crawford Dividend Growth Fund
Management’s Discussion & Analysis

For the twelve months ended December 31, 2010, the Crawford Dividend Growth Fund Class C shares returned 12.91% and Class I shares returned 14.01%, and the Russell 1000 Value returned 15.51% and the S&P 500 Index returned 15.06% for the same period. During the course of 2010, it was the Fund’s policy to remain fully invested in common stocks, which we classify as 95% or greater of the Fund’s assets.

The fund had another good year in 2010 and kept up with the market as the economic recovery continued to unfold. The fund continued to exhibit the high quality characteristics we are accustomed to seeing, but this did not cause deterioration in performance even though the equity markets were once again strong this year. Interestingly, the fund performed well even though it had a high allocation to high quality stocks and low quality stocks outperformed high quality during the year. Additionally, small and mid capitalization stocks performed better than large capitalization stocks in 2010. These factors did not hold back the fund even though it is mainly made up of high quality, large cap stocks. The fund’s stock selection allowed it to perform in line with the benchmarks during a strong year.

Low quality stocks outperformed high quality ones due to the economic recovery continuing to advance in 2010. After a brief period of concern about the potential for a double dip recession in the summer, the market posted strong returns in the second half of the year. The fund’s strong showing during that period was mainly due to good stock selection. On December 31, 2010, 65% of the portfolio’s assets were invested in stocks with an S&P Quality rating of A- or higher versus a weighting of 33% for the Russell 1000 Value Index and 39% for the S&P 500. The fund has always had a higher representation in this area, and we anticipate continuing to maintain this posture.

All sectors of the economy had positive returns during 2010. Health Care was the worst performing sector for the fund with a return of 2.33%. This low return was counter balanced by the fund’s two best performing sectors, Industrials, up 23.52% and Energy up 22.37%. These two sectors are very economically sensitive, and as the economy continued to advance, stocks in these areas did well. Health Care struggled as it is typically a more defensive sector.

As we look into 2011, we continue to believe we are in a sustained economic recovery. However; we expect the recovery will continue to be a slow growth one. The stock market has had strong movement since fears of a double dip recession were overcome late in the summer, and it may begin to reflect the slow economic growth expected in 2011. We believe the high quality nature of the fund’s holdings along with the attractive dividend yield and dividend growth prospects positions us well as we enter into a period of slow economic growth. Inflation should remain well contained, and valuations on large U.S. stocks appear attractive. We believe the fund is positioned to earn attractive returns relative to other investment styles as investors become more interested in high quality, dividend paying stocks.

Thank you for your investment in the Crawford Dividend Growth Fund.

The views expressed are those of the investment adviser as of December 31, 2010 and are not intended as a forecast or as investment recommendations.

Investment Results – (Unaudited)

Total Returns
(for periods ended December 31, 2010)

	One Year	Average Annual Returns: Five Year	Average Annual Returns: Since Inception (January 27, 2004)
Crawford Dividend Growth Fund, Class C*	12.91%	1.53%	1.66%
Crawford Dividend Growth Fund, Class C (CDSC Adjusted)*	12.91%	1.53%	1.66%
S&P 500 Index**	15.09%	2.29%	3.45%
Russell 1000 Value Index**	15.51%	1.28%	3.63%

Total annual operating expenses for the fiscal year ended December 31, 2009, as disclosed in the Fund's prospectus, were 2.62% of average daily net assets (1.99% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through April 30, 2012.

Total Returns
(for periods ended December 31, 2010)

	One Year	Average Annual Returns: Five Year	Average Annual Returns: Since Inception (January 5, 2004)
Crawford Dividend Growth Fund, Class I	14.01%	2.46%	2.93%
S&P 500 Index**	15.09%	2.29%	3.71%
Russell 1000 Value Index**	15.51%	1.28%	4.19%

Total annual operating expenses for the fiscal year ended December 31, 2009, as disclosed in the Fund's prospectus, were 1.62% of average daily net assets (0.99% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through April 30, 2012.

*     In compliance with SEC guidelines, these returns are presented above with and without a deduction of maximum sales charges and other non-recurring fees.  The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns are shown for each of the required periods and reflect any changes in price per share over those periods.  Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed less than one year after purchase and an annual 12b-1 fee of 1.00%.
**   The S&P 500® Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio.  The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns.  The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees.  Individuals cannot invest directly in the S&P 500® Index or the Russell 1000 Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class C, the S&P 500 Index, and the Russell 1000 Value Index

Crawford Dividend Growth Fund, Class C $11,206
S&P 500 Index $12,651
Russell 1000 Value Index $12,806
$16,000
$15,500
$15,000
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
Inception Date 1/27/04
December-03
June-04
December-04
June-05
December-05
June-06
December-06
June-07
December-07
June-08
December-08
June-09
December-09
June-10
December-10

The chart above assumes an initial investment of $10,000 made on January 27, 2004 (commencement of Fund operations) and held through December 31,  2010.  THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus please call 1-800-431-1716.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class I, the S&P 500 Index, and the Russell 1000 Value Index

Crawford Dividend Growth Fund, Class I $12,242
S&P 500 Index $12,904
Russell 1000 Value Index $13,320
$16,500
$16,000
$15,500
$15,000
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
Inception Date 1/5/04
December-03
June-04
December-04
June-05
December-05
June-06
December-06
June-07
December-07
June-08
December-08
June-09
December-09
June-10
December-10

The chart above assumes an initial investment of $10,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31,  2010.  THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus please call 1-800-431-1716.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1As a percentage of net assets
2 Common Stock.

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is total return.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends.  This investment policy may not be changed without at least 60 days prior written notice to shareholders.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including contingent deferred sales charges (loads) for Class C shares of the Fund; short-term redemption fees; and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (for Class C shares of the Fund) and other Fund expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the contingent deferred sales charge (load) imposed on redemptions of Class C shares made less than one year after purchase. The second line of each table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  If incurred, the contingent deferred sales charge (load) imposed by the Fund would increase your expenses.

Crawford Dividend Growth Fund – Class C	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* (July 1, 2010 – December 31, 2010)
Actual	$1,000.00	$1,206.19	$11.02
Hypothetical **	$1,000.00	$1,015.22	$10.07
*Expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Crawford Dividend Growth Fund – Class I	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* (July 1, 2010 – December 31, 2010)
Actual	$1,000.00	$1,212.27	$5.47
Hypothetical **	$1,000.00	$1,020.26	$5.00
*Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Crawford Dividend Growth Fund
Schedule of Investments
December 31, 2010

		Fair
Common Stocks - 98.31%	Shares	Value

Accident & Health Insurance - 3.07%
PartnerRe Ltd.	21,775	$1,749,621

Beverages - 3.01%
PepsiCo, Inc.	26,175	1,710,013

Computer & Office Equipment - 3.00%
International Business Machines Corp. (IBM)	11,625	1,706,085

Drilling Oil & Gas Wells - 1.95%
Helmerich & Payne, Inc.	22,900	1,110,192

Footwear (No Rubber) - 3.03%
Wolverine World Wide, Inc.	54,025	1,722,317

General Industrial Machinery & Equipment - 3.17%
Illinois Tool Works, Inc.	33,800	1,804,920

Insurance Agents Brokers & Services - 3.09%
Brown & Brown, Inc.	73,400	1,757,196

Investment Advice - 2.97%
Federated Investors, Inc. - Class B	64,650	1,691,891

Miscellaneous Food Preparations & Kindred Products - 3.00%
McCormick & Co., Inc.	36,725	1,708,813

National Commercial Banks - 3.05%
Cullen/Frost Bankers, Inc.	28,375	1,734,280

Oil & Gas Field Machinery & Equipment - 3.08%
Baker Hughes, Inc.	30,650	1,752,260

Petroleum Refining - 8.51%
Chevron Corp.	20,000	1,825,000
Exxon Mobil Corp.	24,935	1,823,247
Holly Corp.	29,300	1,194,561
		4,842,808
Pharmaceutical Preparations - 11.91%
Eli Lilly & Co.	47,075	1,649,508
Johnson & Johnson	27,275	1,686,959
Merck & Co., Inc.	48,225	1,738,029
Teva Pharmaceutical Industries Ltd. (a)	32,650	1,702,044
		6,776,540

Retail - Lumber & Other Building Materials Dealers - 2.84%
Lowe's Companies, Inc.	64,525	1,618,287

Retail - Variety Stores - 3.21%
Target Corp.	30,355	1,825,246

Savings Institutions, Not Federally Chartered - 2.98%
Hudson City Bancorp, Inc.	133,100	1,695,694

Security & Commodity Brokers, Dealers, Exchanges & Services - 2.96%
T. Rowe Price Group, Inc.	26,135	1,686,753

Security Brokers, Dealers & Flotation Companies - 2.97%
Charles Schwab Corp. / The	98,650	1,687,902

Semiconductors & Related Devices - 6.26%
Intel Corp.	87,435	1,838,758
Linear Technology Corp.	49,750	1,720,853
		3,559,611

Services - Engineering, Accounting, Research, Management - 2.95%
Paychex, Inc.	54,350	1,679,959

See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Schedule of Investments
December 31, 2010

		Fair
Common Stocks - 98.31% - continued	Shares	Value

Ship & Boat Building & Repairing - 3.13%
General Dynamics Corp.	25,100	$1,781,096

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.09%
Procter & Gamble Company / The	27,325	1,757,817

Surgical & Medical Instruments & Apparatus - 2.93%
Stryker Corp.	31,075	1,668,728

Telephone Communications - 3.10%
AT&T, Inc.	60,000	1,762,800

Trucking & Courier Services (No Air) - 3.02%
United Parcel Service, Inc. - Class B	23,650	1,716,517

Wholesale - Durable Goods - 2.93%
W.W. Grainger, Inc.	12,075	1,667,678

Wholesale - Motor Vehicle Supplies & New Parts - 3.10%
Genuine Parts Co.	34,375	1,764,812

TOTAL COMMON STOCKS (Cost $45,390,921)		55,939,836

Money Market Securities - 1.70%
Federated Prime Obligations Fund, 0.17% (b)	967,280	967,280

TOTAL MONEY MARKET SECURITIES (Cost $967,280)		967,280

TOTAL INVESTMENTS (Cost $46,358,201) - 100.01%		$56,907,116

Liabilities in excess of other assets - (0.01)%		(3,397)

TOTAL NET ASSETS - 100.00%		$56,903,719

(a) American Depositary Receipt.
(b) Variable rate security; the money market rate shown represents the rate at December 31, 2010

See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Statement of Assets and Liabilities
December 31, 2010

Assets
Investments in securities, at fair value (cost $46,358,201)	$56,907,116
Dividends receivable	86,534
Receivable for Fund shares sold	8,775
Interest receivable	191
Prepaid expenses	17,618
Total assets	57,020,234

Liabilities
Payable for Fund shares redeemed	41,192
Payable to Advisor (a)	21,954
Payable to fund administrator, fund accountant & transfer agent	16,989
Accrued 12b-1 fees, Class C	8,897
Payable to custodian	2,200
Payable to trustees and officers	1,289
Accrued expenses	23,994
Total liabilities	116,515

Net Assets	$56,903,719

Net Assets consist of:
Paid in capital	$50,000,267
Accumulated undistributed net investment income	11,121
Accumulated net realized gain (loss) from investment transactions	(3,656,584)
Net unrealized appreciation (depreciation) on investments	10,548,915

Net Asset Value	$56,903,719

Class C:

Net Assets	$5,267,463

Shares outstanding (unlimited number of shares authorized)	496,445

Net asset value and offering price per share	$10.61

Redemption price per share (NAV * 0.99) (b)	$10.50

Class I:

Net Assets	$51,636,256

Shares outstanding (unlimited number of shares authorized)	4,845,971

Net asset value, offering and redemption price per share	$10.66

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on Class C shares redeemed less than one year after they are purchased.

See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Statement of Operations
For the fiscal year ended December 31, 2010

Investment Income
Dividend income (Net of foreign withholding tax of $2,478)	$1,946,921
Interest income	2,264
Total Income	1,949,185

Expenses
Investment advisor fees (a)	646,971
12b-1 fees, Class C (a)	37,354
Transfer agent expenses	71,147
Administration expenses	69,706
Fund accounting expenses	35,580
Registration expenses	33,081
Legal expenses	24,175
Report printing expenses	19,778
Auditing expenses	15,000
Custodian expenses	13,072
Trustee expenses	8,724
CCO expenses	7,840
Insurance expenses	5,301
Pricing expenses	3,320
Miscellaneous expenses	2,794
24f-2 expenses	2,296
Other expenses - overdraft fees	116
Total Expenses	996,255
Fees waived and expenses reimbursed by Advisor (a)	(318,079)
Net operating expenses	678,176
Net Investment Income	1,271,009

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	1,867,328
Change in unrealized appreciation (depreciation) on investment securities	5,674,782
Net realized and unrealized gain (loss) on investment securities	7,542,110
Net increase in net assets resulting from operations	$8,813,119

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets Due To:	December 31, 2010	December 31, 2009
Operations:
Net investment income	$1,271,009	$715,799
Net realized gain (loss) on investment securities	1,867,328	(1,799,341)
Change in unrealized appreciation (depreciation) on investment securities	5,674,782	7,758,129
Net increase (decrease) in net assets resulting from operations	8,813,119	6,674,587

Distributions to shareholders:
From net investment income, Class C	(82,591)	(22,096)
From net investment income, Class I	(1,186,511)	(703,905)
Change in net assets from distributions	(1,269,102)	(726,001)

Capital Share Transactions - Class C
Proceeds from shares sold	2,620,759	2,003,620
Reinvestment of distributions	77,174	21,035
Amount paid for shares redeemed	(351,872)	(89,833)
Net increase (decrease) in net assets resulting
from Class C share transactions	2,346,061	1,934,822

Capital Share Transactions - Class I
Proceeds from shares sold	26,452,176	30,768,158
Reinvestment of distributions	1,101,394	684,984
Amount paid for shares redeemed	(38,307,414)	(5,669,639)
Net increase (decrease) in net assets resulting
from Class I share transactions	(10,753,844)	25,783,503

Net increase (decrease) in net assets resulting
from share transactions	(8,407,783)	27,718,325

Total increase (decrease) in Net Assets	(863,766)	33,666,911

Net Assets
Beginning of year	57,767,485	24,100,574

End of year	$56,903,719	$57,767,485

Accumulated undistributed net investment income included in
net assets at end of year	$11,121	$9,214

Capital Share Transactions - C Shares
Shares sold	267,820	227,490
Shares issued in reinvestment of distributions	7,281	2,207
Shares redeemed	(36,071)	(10,664)

Net increase (decrease) from capital share transactions	239,030	219,033

Capital Share Transactions - I Shares
Shares sold	2,662,787	3,497,455
Shares issued in reinvestment of distributions	103,514	71,726
Shares redeemed	(3,698,959)	(670,819)

Net increase (decrease) from capital share transactions	(932,658)	2,898,362

See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund - Class C
Financial Highlights
(For a share outstanding during the period)

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010		December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Selected Per Share Data
Net asset value, beginning of year	$9.55		$8.27	$11.84	$12.19	$10.57
Income from investment operations:
Net investment income (loss)	0.10		0.04	0.10	0.06	0.07
Net realized and unrealized gain (loss)	1.13		1.33	(3.58)	(0.05)	1.62
Total from investment operations	1.23		1.37	(3.48)	0.01	1.69
Less Distributions to shareholders:
From net investment income	(0.17)		(0.09)	(0.09)	(0.06)	(0.07)
From net realized gain	-		-	-	(0.30)	-
Total distributions	(0.17)		(0.09)	(0.09)	(0.36)	(0.07)

Net asset value, end of year	$10.61		$9.55	$8.27	$11.84	$12.19

Total Return (a)	12.91%		16.53%	-29.41%	0.11%	16.02%

Ratios and Supplemental Data
Net assets, end of year (000)	$5,267		$2,459	$318	$439	$379
Ratio of expenses to average net assets	1.99%	(b)	2.00%	2.00%	2.00%	2.00%
Ratio of expenses to average net assets
before waiver & reimbursement	2.48%		2.61%	2.77%	2.68%	2.76%
Ratio of net investment income to
average net assets	0.97%		1.09%	0.82%	0.44%	0.57%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	0.48%		0.48%	0.05%	(0.24)%	(0.19)%
Portfolio turnover rate	53.84%		22.56%	35.52%	32.97%	35.04%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.
(b) Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, has contractually agreed to lower the Fund's expense cap to 0.98%.

See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund - Class I
Financial Highlights
(For a share outstanding during the period)

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2010		December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006

Selected Per Share Data
Net asset value, beginning of year	$9.57		$8.26	$11.85	$12.19	$10.58
Income from investment operations:
Net investment income	0.20	(c)	0.12	0.21	0.18	0.18
Net realized and unrealized gain (loss)	1.14		1.31	(3.60)	(0.04)	1.60
Total from investment operations	1.34		1.43	(3.39)	0.14	1.78
Less Distributions to shareholders:
From net investment income	(0.25)		(0.12)	(0.20)	(0.18)	(0.17)
From net realized gain	-		-	-	(0.30)	-
Total distributions	(0.25)		(0.12)	(0.20)	(0.48)	(0.17)

Net asset value, end of year	$10.66		$9.57	$8.26	$11.85	$12.19

Total Return (a)	14.01%		17.37%	-28.60%	1.20%	16.86%

Ratios and Supplemental Data
Net assets, end of year (000)	$51,636		$55,308	$23,783	$40,046	$38,365
Ratio of expenses to average net assets	0.99%	(b)	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets
before waiver & reimbursement	1.48%		1.61%	1.57%	1.43%	1.50%
Ratio of net investment income to
average net assets	2.03%		2.09%	1.82%	1.44%	1.60%
Ratio of net investment income to
average net assets before waiver & reimbursement	1.54%		1.48%	1.25%	1.01%	1.10%
Portfolio turnover rate	53.84%		22.56%	35.52%	32.97%	35.04%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, has contractually agreed to lower the Fund's expense cap to 0.98%.
(c) Per share amounts calculated using average shares method.

See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Notes to the Financial Statements
December 31, 2010

NOTE 1.   ORGANIZATION

Crawford Dividend Growth Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on December 7, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”).  The investment objective of the Fund is to provide total return.  The investment advisor to the Fund is Crawford Investment Counsel, Inc.  (the “Advisor”).

The Fund currently offers two classes of shares, Class C and Class I.  Class I shares were first offered to the public on January 5, 2004; and Class C shares were first offered to the public on January 27, 2004.  Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

NOTE 2.     SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a regulated investment company (“RIC”)  under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).  Expenses attributable to any class are borne by that class.  Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Crawford Dividend Growth Fund
Notes to the Financial Statements – continued
December 31, 2010

NOTE 2.     SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the fiscal year ended December 31, 2010, there were no such reclassifications.

Contingent Deferred Sales Charges – With respect to Class C  Shares, there is no initial sales charge on purchases.  However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed less than 12 months after they are purchased.  Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Crawford Dividend Growth Fund
Notes to the Financial Statements – continued
December 31, 2010

NOTE 3.     SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Crawford Dividend Growth Fund
Notes to the Financial Statements – continued
December 31, 2010

NOTE 3.     SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$55,939,836	$-	$-	$55,939,836

Money Market Securities	967,280	-	-	967,280

Total	$56,907,116	$-	$-	$56,907,116

*Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

NOTE 4.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to the approval of the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  Effective July 15, 2010, the Advisor contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund’s total annual operating expenses, excluding any 12b-1 fees (Class C shares only), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary litigation expenses at 0.98% of its average daily net assets of the Fund through April 30, 2012.  Prior to July 15, 2010, the Advisor had contractually agreed to cap expenses at 1.00%.  For the fiscal year ended December 31, 2010, the Advisor earned fees of $646,971 from the Fund, before waiver of fees. For the fiscal year ended December 31, 2010, the Advisor waived fees of $318,079.  At December 31, 2010, the Fund owed $21,954 to the Advisor.

Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and any expense limitation in place at the time of repayment.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Recoverable through
Amount	December 31,

$186,768	2011
213,212	2012
318,079	2013

Crawford Dividend Growth Fund
Notes to the Financial Statements – continued
December 31, 2010

NOTE 4.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Huntington Asset Services, Inc. (“Huntington”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended December 31, 2010, Huntington earned fees of $69,706 for administrative services provided to the Fund. At December 31, 2010, the Fund owed Huntington $5,537 for administrative services. Certain officers of the Trust are members of management and/or employees of Huntington.  Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.  For the fiscal year ended December 31, 2010, the Custodian earned fees of $13,072 for custody services provided to the Fund.  At December 31, 2010, the Fund owed the Custodian $2,200 for custody services.

The Trust retains Huntington to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended December 31, 2010, Huntington earned fees of $42,759 from the Fund for transfer agent services provided to the Fund and $28,388 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended December 31, 2010, Huntington earned fees of $35,580 from the Fund for fund accounting services provided to the Fund. At December 31, 2010, the Fund owed Huntington $3,985 for transfer agent services, $4,254 in reimbursement of out-of-pocket expenses and $3,213 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund.  There were no payments made by the Fund to the Distributor during the fiscal year ended December 31, 2010.  A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan for Class C shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), under which the class is authorized to incur expenses at a maximum annual rate of 1.00% of the average daily net assets for Class C, which includes up to 0.75% for distribution services and up to 0.25% for shareholder services.  The 12b-1 payments are made to the Distributor, as the disbursing agent, to pay for eligible expenses. The expenses may include, but are not limited to, the following:  (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares;  (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares;  (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund;  (d) costs of formulating and implementing  marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;  (e) costs of preparing, printing and distributing sales literature;  (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan.  The Plan is designed to promote the sale of shares of the Fund.  The Plan is a compensation plan, which means that the compensation is provided regardless of 12b-1 expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund under the Plan. For the fiscal year ended December 31, 2010, the Class C shares incurred 12b-1 expenses of $37,354. At December 31, 2010, the Fund owed the Distributor $8,897 in 12b-1 fees.

Crawford Dividend Growth Fund
Notes to the Financial Statements – continued
December 31, 2010

NOTE 5.     INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$-
Other	33,934,422
Sales
U.S. Government Obligations	$-
Other	42,950,297

At December 31, 2010, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$10,622,856
Gross (Depreciation)	(388,499)

Net Appreciation
on Investments	$10,234,357

At December 31, 2010, the aggregate cost of securities for federal income tax purposes was $46,672,759.

NOTE 6.     ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7.     BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940.  At December 31, 2010, Charles Schwab & Co., for the benefit of its customers, owned 42.42% of the Class I shares and Morgan Keegan & Co., for the benefit of its customers, owned 33.55% of the Class C shares.  Therefore, Charles Schwab & Co. and Morgan Keegan & Co. may be deemed to control the Fund.

NOTE 8.     DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years 2010 and 2009 was as follows:

	2010		2009
Distributions paid from:	Class I	Class C	Class I	Class C
Ordinary income	$1,186,511	$82,591	$703,905	$22,096
Long-term Capital Gain	-	-	-	-
	$1,186,511	$82,591	$703,905	$22,096

Crawford Dividend Growth Fund
Notes to the Financial Statements – continued
December 31, 2010

NOTE 8.     DISTRIBUTIONS TO SHAREHOLDERS - continued

At December 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$11,121
Capital Loss Carryforward	(3,342,026)
Unrealized appreciation	10,234,357

$6,903,452

The difference between book basis and tax basis unrealized appreciation as of December 31, 2010, was attributable primarily to the tax deferral of losses on wash sales in the amount of $314,558.

NOTE 9.    CAPITAL LOSS CARRYFORWARD

At December 31, 2010, the Fund has available for federal tax purposes an unused capital loss carryforward of $3,342,026, which is available for offset against future taxable net capital gains.  To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount	Expires December 31,

$292,497	2016
3,049,529	2017

NOTE 10.    SUBSEQUENT EVENT

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Ste 1100 Westlake, OH 44145-1524 www.cohenfund.com	440.835.8500 440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Crawford Dividend Growth Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Crawford Dividend Growth Fund (the “Fund”), a series of the Unified Series Trust, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Crawford Dividend Growth Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
March 1, 2011

Registered with the Public Company Accounting Oversight Board

TRUSTEES AND OFFICERS  - (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005. Chairman of the Executive Board of Directors for the Constitution Education Foundation since November 2010.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman, SMI Crankshaft LLC since July 2010, President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 55)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 36) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 64) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  26 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of December 31, 2010.  The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The Chairman reported that on October 26, 2010, the Adviser Contract Renewal Committee (the “Committee”) of the Board of Trustees of the Trust (the “Board”) convened via teleconference to consider whether to recommend that the full Board renew the Management Agreement between the Trust and Crawford Investment Counsel (the “adviser” or “Crawford”) on behalf of the Crawford Dividend Growth Fund (the “Fund”).

The Chairman noted that all Committee members and other participants acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided to the participants in advance of the meeting.  He also noted that no changes are proposed to the Fund’s management agreement or expense cap side letter.   He then indicated that the materials specifically provided to the Committee included the following information: (i) executed copies of the Fund’s management agreement and current expense cap side letter, (ii) a letter from the Administrator to the adviser setting forth, and the adviser’s response to, a detailed series of questions regarding, among other things, the adviser’s services to the Fund, its profitability from managing the Fund and ideas for future growth for the Fund, (iii) a certification from the Trust’s CCO that Crawford had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) the adviser’s Form ADV Part I and II and accompanying schedules, (v) adviser’s balance sheet dated June 30, 2010 and income statements for the period January – June 2010, (vi) reports provided by the Administrator regarding the Fund’s performance for the year to date, past three months, and one-, three-, and five-year periods and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.  The Chairman noted that after discussing the materials, the Committee contacted the adviser’s representatives, including the president, portfolio manager and CCO, and the compliance officer, and interviewed them for approximately one-half hour.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the adviser that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Fund’s management arrangement.  As a result, the Committee summarized its review as follows:

(i)           The Nature, Extent and Quality of Services – The Committee noted that the adviser manages approximately $2.6 billion in assets, and that the Fund had approximately $59 million in assets, as of August 31, 2010.  The Committee reviewed the responses from the adviser as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the levels of Fund assets, and whether the resources

MANAGEMENT AGREEMENT RENEWAL (Unaudited) - Continued

are sufficient to achieve positive performance, compliance and other needs.  The Committee determined that the adviser’s resources appear adequate, and specifically noted that the adviser provides two portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund.   The Committee also noted that the adviser also provides the support of various professional staff, including the adviser’s compliance officer, trader and three research analysts.  The Committee noted that the adviser was not proposing any changes to the level of services provided to the Fund.

The Committee noted that, in addition to the Fund, the adviser also manages certain separate accounts with investment objectives and strategies similar to the Fund.  As a result, the Committee sought and received assurances from the adviser that trades were being allocated fairly among the Fund and the separate accounts, given the potential for conflict of interest in managing the Fund and the separate accounts side-by-side.  The Committee noted that various compliance reports had been provided by the adviser and the Trust’s CCO to the Board throughout the year, and noted, based on such reports, that the Fund’s investment policies and restrictions were consistently complied with during the last year.   The Committee noted that the adviser reported no SEC examinations of the adviser or the Fund since the adviser began managing the Fund.  The Committee reminded the adviser that the adviser and not the Fund’s administrator or the Trust, was responsible for monitoring the Fund’s compliance with its investment objectives and limitations.

The Committee further noted that the Trust’s Chief Compliance Officer had reviewed the adviser’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the adviser and the Administrator with respect to such performance.  The Committee noted that the Administrator’s report that the Fund generally had been underperforming its peer group average and benchmarks for the one-, three- and five-year periods ended August 31, 2010.  However, they also noted that the Fund’s performance had improved over the past year and was positive on an absolute basis for the year ending August 31, 2010.    The adviser explained that the Fund’s performance was not as high as similarly-managed separate accounts due to the Fund’s higher operational expenses.

(iii)           Fee Rates and Profitability –  The Committed noted that the adviser had lowered the expense cap during the past year and adviser’s compliance officer confirmed that the adviser would continue capping certain operating expenses of the Fund at 0.98% (excluding typical non-operating costs and 12b-1 fees for Class C) through April 30, 2012.   The Committee noted that, although the adviser’s fee of 0.98% was higher than its peer group average, after expense waiver and reimbursement, the net advisory fee was lower than the peer group average for both Classes.  The Committee also noted the administrator’s report that, because the adviser capped expenses, the Fund’s Class I total expenses were lower than its peer group average and the Class C expenses were on par with its peer group average.

The Committee reviewed the adviser’s financial statements as of June 30, 2010 and estimated profitability analysis for 12/31/10, and noted that the Fund’s assets constituted only a very small portion of the adviser’s total assets under management.  They also noted although the adviser reported that the Fund was profitable to the adviser, the profitability analysis did not include all expenses.

The Committee noted that the adviser has entered into soft dollar arrangements pursuant to which a portion of the Fund’s brokerage commissions are directed to brokers and dealers who provide the adviser with research services.  The adviser reported to the Committee that the adviser allocates soft dollar products and services among its clients including the Fund on a pro rata basis and that average per share commission rates paid by the Fund were identical to commission rates paid by the adviser’s private accounts for similar transactions.

(iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Committe noted the adviser’s report that achievement of a five year track record, which the adviser believes had resulted in substantial inflows to the Fund.  The Committee noted that although the Fund’s assets are growing, it did not appear that the adviser has begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, the Committee determined that the Fund’s advisory fees (after waiver and reimbursement by adviser) were reasonable, based on the quality of advisory services provided to the Fund, and unanimously voted to recommend that the Board approve the Fund’s Management Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John C. Swhear, Senior Vice-President
Christopher E. Kashmerick, Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Crawford Investment Counsel, Inc.
600 Galleria Parkway NW
Suite 1650
Atlanta, GA  30339

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

3 to 1 Funds

3 to 1 Diversified Equity Fund 3 to 1 Strategic Income Fund

Annual Report

December 31, 2010

Fund Adviser:

Envestnet Asset Management, Inc.
35 East Wacker Drive, 24th Floor
Chicago, IL 60601

Toll Free (866) 616-4848
www.3to1funds.com

Management Discussion and Analysis

3 to 1 Diversified Equity Fund

The 3 to 1 Diversified Equity Fund returned 11.63% in the three months ended December 31, 2010, outperforming the MSCI World Index return of 9.06%. For the full year of 2010, the Fund returned 18.45% as compared to the MSCI World Index return of 12.34%. Since its inception (January 31, 2008), the Fund has had an annualized return of -2.46%, while the MSCI World Index has generated an annualized return of -1.78% during the same period. During the past year, the Fund was sub-advised by Aletheia Research and Management (“Aletheia”), The London Company (“TLC”) and Pictet Asset Management (“Pictet”).  Effective as of January 20, 2011, the Adviser removed Aletheia as a sub-adviser to the fund, as Aletheia is no longer on the Adviser’s approved list of investment managers.  The Adviser will be replacing Aletheia with two sub-advisers in the first quarter of 2011.  TLC and Pictet are not affected by the removal of Aletheia.

In 2010, the equity markets followed through on the strong recovery posted in 2009, and macro concerns, as opposed to fundamental valuations, were once again at the forefront of investors’ minds. At the outset of the year, investors and economists were generally upbeat about the economy’s and market’s prognosis, and the first quarter’s returns were reflective of that positive outlook. However, the European sovereign debt crisis sprang up quickly in the second quarter, causing Greece and some of the other peripheral European governments to implement austere budgets in order to calm tumultuous markets. The European central bank stepped in with a large rescue package, which helped to ease fears, but equities nevertheless suffered steep losses in the second quarter. During the early part of the third quarter, there was much discussion over whether the economy would slip back into a “double-dip” recession, but the Fed quickly put such fears at bay by saying it would do all it could to avert a descent into a deflationary situation. Market participants cheered the Fed’s announcement of the second round of quantitative easing (“QE2”), although the bond market sold off in the last half of the fourth quarter, as economic data strengthened and fears of inflation began to take hold.

Each of the Fund’s sub-advisors performed well in this environment, which was also marked by a return of conditions favorable to active managers. The Aletheia Large Cap Growth portfolio, the London Company Small Cap Core portfolio and the Pictet International portfolio each posted solid gains for the year on both absolute and relative bases.  Due to the European sovereign debt situation, the domestic managers fared better than the international portfolio, which is heavily weighted towards developed markets. For the most part, the sub-advisors’ exposures to the industrials and materials sectors performed well, as the global economic recovery continued to take hold.

The Aletheia portfolio performed very well during the year, and continued to maintain its long-held investment theme that natural resource companies should be overweighted. The Aletheia portfolio received strong performance from its holdings in gold and silver mining companies, as well as oil exploration and production companies, which performed well as commodities prices, in general, advanced. The Aletheia team believes this theme will continue as emerging economies continue to grow and the world economy recovers. In a similar way, the London Company Small Cap portfolio also performed well due to its consistent overweights to the energy, materials and industrials sectors, and underweights to the less economically sensitive health care sector. Both the Aletheia and London Company portfolios are also positioned well for what the respective investment teams believe will be an active period for mergers and acquisitions activity going forward. Their belief is that the combination of a low interest rate environment, stock prices seen as somewhat undervalued, and an abundance of cash on the sidelines ready to be put to work will make deal-making attractive. The Pictet portfolio also performed well for the year, and like its domestic counterparts, added value through economically sensitive sectors like energy, materials and industrials. The portfolio had more difficulty in the financials sector, which was negatively impacted by the European sovereign debt crisis. The Pictet investment team doesn’t see any evidence that the sovereign default fears and Euro zone troubles are likely to be resolved in the near term, but they do believe that financial stocks are attractively valued because of their depressed prices and their recapitalized balance sheets.

3 to 1 Strategic Income Fund

For the three months ended December 31, 2010, the 3 to 1 Strategic Income Fund returned 2.26%, outpacing the benchmark Barclays Capital U.S. Aggregate Bond Index return of -1.29%. For the full year, the Fund also performed well, both in absolute and relative terms against the underlying benchmark. The 2010 return for the Fund was 15.31%, significantly outpacing the benchmark return of 6.56%. The Fund is sub-advised by Loomis, Sayles & Co. (“Loomis Sayles”) and SMH Capital Advisors (“SMH”).

Most of the year witnessed a continuation in the trends established in 2009 – albeit with a few hiccups - with credits and mortgage-backed securities faring better than government securities. The European sovereign debt crisis during the second quarter created a flight-to-quality situation where Treasurys performed better than corporates, but as the economic recovery continued to take hold during the year, credit spreads narrowed as investors bid up the prices of issues providing higher yields such as investment grade and high yield securities. The Fed’s fourth quarter announcement of “QE2” precipitated a bond market sell-off, as investors believed the economy was now certainly out of the woods, and the prospects for eventual inflation had increased.  Many active managers were able to identify these trends, and consequently positioned their portfolios appropriately in order to outperform the benchmarks.

The Fund’s sub-advisors nimbly positioned their respective portfolios to benefit from these opportunities during the year. The Loomis Sayles Core Plus portfolio generated a return of 12.13% for the year, comfortably outpacing the benchmark’s 6.56% return. As in the previous year, Loomis Sayles maintained an overweight to credit sectors and underweight to Treasurys. The portfolio’s overweight to Commercial Mortgage-Backed Securities (CMBS) also benefited performance. The portfolio was slightly negatively impacted in the fourth quarter by having exposure to longer maturity issues, which declined the most on the Fed’s QE2 announcement. The Loomis Sayles team plans to remain positioned for a longer-term U.S. and global market recovery, and will continue to limit issue-specific risk.  The team expects economic growth to be 3% or higher for the next two years, and for developing countries to outpace developed nations.  The firm’s analysts are predicting growth near 4% for commodity exporters like Australia and Brazil.

The SMH High Yield portfolio generated a total return of 23.66% in 2010, comparing favorably to the 14.47% return of the Barclays Capital U.S. Corporate High Yield Index. The portfolio benefited from the overweight positions to casino and hotel issues, as well as those in the energy sector. From an overall high yield market environment viewpoint, the SMH team believes that a majority of companies have better positioned their financial condition over the past 24-36 months, and that many companies aren't looking to expand their operations or issue new debt. Rather, these companies are doing a good job at managing their existing debt and allowing their cash balances to accumulate while also cleaning up their balance sheets. Most companies issuing any sort of new, long-term debt are issuing the senior secured variety. Senior secured debt is the type of debt that gets priority repayments if a company defaults. The SMH team believes that corporate America is still being cautious due to the uncertainty that still lies in the housing and unemployment areas of the economy.

Total Returns as of December 31, 2010*

Fund	Three Months	Six Months	One Year	Average Annual Since Inception**	Gross Expense Ratio***	Net Expense Ratio****
3 to 1 Diversified Equity Fund	11.63%	27.57%	18.45%	-2.46%	2.17%	1.18%
MSCI World Index*****	9.06%	24.21%	12.34%	-1.78%
Custom Benchmark†	11.18%	26.43%	16.23%	1.21%

3 to 1 Strategic Income Fund	2.26%	9.37%	15.31%	9.40%	2.19%	1.16%
Barclays Capital US Aggregate Bond Index*****	-1.29%	1.16%	6.56%	5.48%
Custom Benchmark††	0.99%	5.54%	10.53%	8.45%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For performance current to the most recent month-end, please visit the Funds’ website at www.3to1funds.com or call 866-616-4848. Performance results reflect expense subsidies and waivers in effect; without these waivers, returns would have been less favorable.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions and are not annualized unless otherwise noted.
**The inception date for both Funds is January 31, 2008.
***As disclosed in the Fund’s prospectus dated April 30, 2010.  The Manager contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary to maintain each Fund’s net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of acquired funds), at 1.15% of the Fund’s average daily net assets through April 30, 2011. Each waiver or reimbursement by the Manager is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitation.
****As disclosed in the Funds’ prospectus dated April 30, 2010.
*****The MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity and fixed income prices and are representative of a broader market and range of securities than are found in the Funds’ portfolios. Individuals cannot invest directly in these Indices, however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

†The Custom Benchmark for the 3 to 1 Diversified Equity Fund is comprised of 50% Russell 1000 Growth Index, 20% Russell 2000 Index and 30% MSCI EAFE Index.

††The Custom Benchmark for the 3 to 1 Strategic Income Fund is 50% Barclays Capital US Aggregate Bond Index and 50% Barclays Capital US High Yield Intermediate Bond Index.

Comparison of a $10,000 Investment in the 3 to 1 Diversified Equity Fund, MSCI World Index and the Custom Benchmark

3 to 1 Diversified Equity Fund - $9,300
MSCI World Index - $9,506
Custom Benchmark - $10,511
Value ($)
$10,750
$10,250
$9,750
$9,250
$8,750
$8,250
$7,750
$7,250
$6,750
$6,250
$5,750
$5,250
$4,750
Inception date
January 31, 2008
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Date

The chart above assumes an initial investment of $10,000 made on January 31, 2008 (commencement of Fund operations) and held through December 31, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The MSCI World Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of an index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted.

For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-866-616-4848.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark for the 3 to 1 Diversified Equity Fund is comprised of 50% Russell 1000 Growth Index, 20% Russell 2000 Index and 30% MSCI EAFE Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on January 31, 2008 (commencement of Fund operations) and held through December 31, 2010. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of an index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Indices plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted.

For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-866-616-4848.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark for the 3 to 1 Strategic Income Fund is 50% Barclays Capital US Aggregate Bond Index and 50% Barclays Capital US High Yield Intermediate Bond Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

  1As a percent of net assets.

The 3 to 1 Diversified Equity Fund seeks to provide long-term capital appreciation and, secondarily, income.

  1As a percent of net assets.

The 3 to 1 Strategic Income Fund seeks to provide total return.  Total return is comprised of long-term capital appreciation and income.

Availability of Portfolio Schedules – (Unaudited)

The Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

3 to 1 Diversified Equity Fund	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010 – December 31, 2010
Actual	$1,000.00	$1,275.71	$6.61
Hypothetical **	$1,000.00	$1,019.40	$5.86

*Expenses are equal to the Equity Fund’s annualized expense ratio of 1.15%, multiplied by the average account value     over the period, multiplied by 184/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

3 to 1 Strategic Income Fund	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010 – December 31, 2010
Actual	$1,000.00	$1,093.72	$6.07
Hypothetical **	$1,000.00	$1,019.41	$5.86

*Expenses are equal to the Strategic Income Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

3 to 1 Diversified Equity Fund
Schedule of Investments
December 31, 2010

Common Stocks - 94.86%	Shares	Fair Value

Aerospace/Defense Equipment - 0.84%
BBA Aviation PLC	50,639	$175,692
Boeing Co. / The	5,090	332,173
		507,865

Airlines - 0.40%
United Continental Holdings, Inc. (a)	10,195	242,845

Banks - 5.29%
Banco Santander SA	20,416	217,140
Bank of America Corp.	23,775	317,158
Bank Sarasin & Cie AG - Class B	3,954	180,711
CIT Group, Inc. (a)	8,775	413,303
Citigroup, Inc. (a)	62,620	296,193
DBS Group Holdings, Ltd.	13,689	153,020
Julius Baer Group, Ltd.	6,309	296,464
Societe Generale	9,101	491,062
Sumitomo Mitsui Financial Group, Inc.	8,018	285,902
UBS AG (a)	15,872	261,383
UniCredit SpA	141,207	293,246
		3,205,582

Batteries/Battery Systems - 0.49%
Energizer Holdings, Inc. (a)	3,170	231,093
Saft Groupe S.A.	1,881	69,521
		300,614

Breweries - 0.43%
Carlsberg A/S - Class B	2,600	261,411

Chemicals - 3.41%
Albemarle Corp.	7,969	444,511
Bayer AG	4,239	313,059
Mosaic Co. / The	9,165	699,839
NewMarket Corp.	4,956	611,422
		2,068,831

Construction Materials & Services - 0.86%
Astaldi S.p.A.	18,863	124,567
Buzzi Unicem S.p.A.	6,442	73,806
Buzzi Unicem S.p.A. - Risparmio Shares	4,491	32,775
Martin Marietta Materials, Inc.	3,182	293,508
		524,656

Consumer Products - 3.09%
Dole Food Company, Inc. (a)	34,845	470,756
Johnson & Johnson	5,365	331,825
Knoll, Inc.	15,082	252,322
Nippon Electric Glass Co., Ltd.	12,000	173,405
Procter & Gamble Co. / The	3,515	226,120
Shenzhou International Group	54,000	62,588
Volkswagen AG - (b)	12,475	356,161
		1,873,177

Diversified Conglomerates - 0.91%
Jardine Matheson Holdings, Ltd.	7,648	336,512
Swire Pacific, Ltd. - Class A	13,000	213,722
		550,234

Electric Power - 1.03%
Electricite de France (EDF SA)	3,514	144,702
International Power plc	24,388	167,090
Iren S.p.A.	186,923	314,209
		626,001

See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2010

Common Stocks - 94.86% - continued	Shares	Fair Value

Electronics - 5.06%
Advanced Micro Devices, Inc. (a)	43,985	$359,797
CANON, Inc.	3,900	202,441
De La Rue plc	9,052	116,142
Emerson Electric Co.	5,770	329,871
Intel Corp.	33,775	710,288
International Business Machines Corp. (IBM)	5,210	764,620
LG Electronics, Inc.	1,388	144,316
Micrel, Inc.	23,709	307,980
Prysmian SpA	7,685	131,449
		3,066,904

Finance - 0.34%
Western Union Co. / The	11,085	205,848

Firearms - 0.35%
Sturm, Ruger & Co, Inc.	14,076	215,222

Food & Beverages - 3.72%
Coca-Cola Co. / The	17,660	1,161,498
Constellation Brands, Inc. - Class A (a)	14,734	326,358
Dr Pepper Snapple Group, Inc.	5,925	208,323
Nestle SA	9,562	561,656
		2,257,835

Gold, Platinum & Silver - 8.00%
Barrick Gold Corp.	17,565	934,107
Coeur d'Alene Mines Corp. (a)	18,085	494,082
Goldcorp, Inc.	11,935	548,771
Newmont Mining Corp.	19,138	1,175,647
NovaGold Resources, Inc. (a)	62,015	884,954
Silver Wheaton Corp. (a)	20,760	810,470
		4,848,031

Healthcare - 1.59%
Fresenius Medical Care AG & Co.	5,753	336,385
Owens & Minor, Inc.	7,529	221,578
Tenet Healthcare Corp. (a)	60,613	405,501
		963,464

Import/Export - 1.30%
DP World, Ltd.	178,303	112,331
ITOCHU Corp.	30,600	310,131
MITSUI & CO., LTD.	22,300	368,711
		791,173

Insurance - 5.90%
AIA Group, Ltd. (a)	56,800	159,652
Alleghany Corp. (a)	827	253,368
Allianz SE	2,274	271,388
Allstate Corp. / The	9,195	293,137
Fondiaria - Sai S.p.A.	2,500	21,012
Fondiaria - Sai S.p.A. - Risparmio Shares	19,336	101,426
ING Groep N.V. (a) (e)	29,022	283,442

See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2010

Common Stocks - 94.86% - continued	Shares	Fair Value

Insurance - 5.90% - continued
Investors Title Co.	3,192	$99,271
MBIA, Inc. (a)	44,324	531,445
Montpelier Re Holdings, Ltd.	21,660	431,900
Tokio Marine Holdings, Inc.	13,500	403,976
Wesco Financial Corp.	404	148,838
White Mountains Insurance Group, Ltd.	848	284,589
Zurich Financial Services AG	1,140	296,221
		3,579,665

Leisure & Entertainment - 4.14%
Carnival plc	7,131	332,931
Kangwon Land, Inc. (a)	6,130	150,968
Las Vegas Sands Corp. (a)	15,760	724,172
MGM Resorts International (a)	44,780	664,983
Sol Melia, S.A.	17,914	167,025
William Hill plc	56,686	151,498
Wynn Resorts, Ltd.	3,080	319,827
		2,511,404

Machinery - 3.40%
Babcock & Wilcox Co. (a)	12,785	327,168
Caterpillar, Inc.	6,790	635,951
Danieli, S.p.A. - Risparmio shares	13,013	225,551
Deere & Co.	7,735	642,392
MAN SE	1,898	228,348
		2,059,410

Metals, Minerals & Mining - 2.31%
BlueScope Steel, Ltd.	31,241	72,053
McMoRan Exploration Co. (a)	23,010	394,391
Rio Tinto PLC	6,989	490,929
Tredegar Corp.	22,804	441,942
		1,399,315

Petroleum & Natural Gas - 13.95%
ATP Oil & Gas Corp. (a)	28,519	477,408
Atwood Oceanics, Inc. (a)	15,499	579,198
BG Group plc	14,506	294,340
Canadian Natural Resources, Ltd.	21,410	951,032
Continental Resources, Inc. (a)	17,880	1,052,238
Devon Energy Corp.	3,650	286,560
Enagas	9,731	194,709
Exxon Mobil Corp.	16,725	1,222,932
Galp Energia SGPS, S.A. - Class B	12,405	238,644
Hess Corp.	7,958	609,105
INPEX CORP.	17	99,667
KazMunaiGas Exploration Production (c)	7,200	141,967
Kinder Morgan Management, LLC (a)	6,538	437,262
Noble Energy, Inc.	5,980	514,758
Royal Dutch Shell PLC - Class A	16,061	537,747
Suncor Energy, Inc.	16,559	634,044
Tullow Oil plc	9,550	188,545
		8,460,156

Pharmaceutical Preparations - 1.76%
AIN PHARMACIEZ, INC.	1,600	56,342
CSL, Ltd.	1,446	53,790
Merck & Co., Inc.	11,920	429,597
QLT, Inc. (a)	5,455	39,985
Roche Holding AG	2,777	408,163
UCB SA	2,216	76,313
		1,064,190

See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2010

Common Stocks - 94.86% - continued	Shares	Fair Value

Public Thoroughfares - 0.31%
Atlantia S.p.A.	9,057	$185,536

Real Estate Development and Management - 1.09%
China Agri-Industries Holdings, Ltd.	86,065	97,650
Mitsubishi Estate Company, Ltd.	14,000	259,959
Tejon Ranch Co. (a)	10,990	302,775
		660,384

Restaurants & Pubs - 1.49%
Enterprise Inns plc (a)	47,580	87,977
McDonald's Corp.	10,640	816,726
		904,703

Retail - 5.60%
Barnes & Noble, Inc.	36,145	511,452
Cabela's, Inc. (a)	24,218	526,741
CarMax, Inc. (a)	9,209	293,583
Compagnie Financiere Richemont SA - Class A	2,991	176,489
FamilyMart Co., Ltd.	5,482	206,830
PriceSmart, Inc.	14,700	559,041
Statoil Fuel & Retail ASA (a)	14,252	130,689
Wal-Mart Stores, Inc.	15,235	821,624
WH Smith PLC	21,775	166,029
		3,392,478

Semiconductors - 1.28%
Novellus Systems, Inc. (a)	13,570	438,582
SunPower Corp. - Class A (a)	26,350	338,070
		776,652
Services - 8.43%
Advent Software, Inc. (a)	5,400	312,768
Amadeus IT Holding SA - Class A (a)	18,407	387,199
AOL, Inc. (a)	30,541	724,127
Computershare, Ltd.	11,101	122,667
Corrections Corporation of America (a)	18,822	471,679
Eaton Vance Corp.	9,000	272,070
eBay, Inc. (a)	15,895	442,358
Fluor Corp.	5,120	339,251
Gategroup Holding AG (a)	1,076	59,047
Metro Pacific Investments Corp.	1,821,413	161,728
Nalco Holding Co.	11,665	372,580
QR National, Ltd. (a)	71,000	200,141
SAIC, Inc. (a)	17,295	274,299
Service Corp. International	42,800	353,100
Shenzhen International Holdings, Ltd.	1,577,500	133,933
ValueClick, Inc. (a)	30,200	484,106
		5,111,053

Telecommunications - 3.43%
Crown Castle International Corp. (a)	11,890	521,139
Hutchison Telecommunications Hong Kong Holdings, Ltd.	481,005	147,266
Hutchison Whampoa, Ltd.	12,000	123,494
Iridium Communications, Inc. (a)	22,374	184,585
Millicom International Cellular S.A.	4,153	397,027
NIPPON TELEGRAPH AND TELEPHONE CORP.	6,800	308,119
PCCW, Ltd.	28,000	12,391
Telefonica S.A.	11,940	271,746
Telstra Corp, Ltd.	39,215	112,151
		2,077,918

Television - 0.31%
Modern Times Group - Class B	2,822	186,794

Tobacco Products - 0.80%
JAPAN TOBACCO, INC.	74	274,175
Universal Corp.	5,241	213,309
		487,484

See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2010

Common Stocks - 94.86% - continued	Shares	Fair Value

Toys - 0.86%
Hasbro, Inc.	7,898	$372,628
Nintendo Co., Ltd.	500	146,908
		519,536

Transportation - 2.69%
Alexander & Baldwin, Inc.	13,244	530,157
Deutsche Post AG	10,587	179,525
Force Protection, Inc. (a)	47,453	261,466
MTR Corp., Ltd.	46,588	169,604
Old Dominion Freight Line, Inc. (a)	15,295	489,287
		1,630,039

TOTAL COMMON STOCKS (Cost $47,109,470)		57,516,410

Exchange-Traded Funds - 2.16%

iShares Silver Trust (a)	26,830	809,730
SPDR Gold Trust (a)	3,595	498,698

TOTAL EXCHANGE-TRADED FUNDS (Cost $670,930)		1,308,428

Real Estate Investment Trusts - 1.66%

Dexus Property Group	170,830	139,212
First Industrial Realty Trust, Inc. (a)	18,661	163,470
Hatteras Financial Corp.	11,200	339,024
UDR, Inc.	15,405	362,326

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $844,706)		1,004,032

Money Market Securities - 1.01%

Fidelity Institutional Money Market: Money Market Portfolio - Institutional Shares, 0.25% (d)	200,910	200,910
Fidelity Institutional Money Market: Treasury Only - Class I, 0.01% (d)	414,018	414,018

TOTAL MONEY MARKET SECURITIES (Cost $614,928)		614,928

TOTAL INVESTMENTS (Cost $49,240,034) - 99.69%		$60,443,798

Cash & other assets less liabilities - 0.31%		190,033

TOTAL NET ASSETS - 100.00%		$60,633,831

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Global Depositary Receipt.
(d) Variable Rate Security; the money market rate shown represents the rate at December 31, 2010.
(e) Dutch Certificate

See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2010

Diversification of Assets:	Percentage of
Net Assets
Australia	0.93%
Bermuda	1.96%
Canada	7.94%
Cayman Islands	0.35%
Denmark	0.43%
France	1.17%
Germany	2.79%
Hong Kong	1.28%
Italy	2.00%
Japan	5.12%
Kazakhstan	0.23%
Luxembourg	0.66%
Netherlands	0.47%
Norway	0.22%
Portugal	0.39%
Singapore	0.25%
South Korea	0.49%
Spain	2.05%
Sweden	0.31%
Switzerland	3.70%
United Arab Emirates	0.19%
United Kingdom	4.33%
United States	62.43%
Total	99.69%
Cash & other assets less liabilities	0.31%
Grand Total	100.00%

See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments
December 31, 2010

Asset-Backed Securities - 1.70%	Principal Amount	Fair Value

AESOP Funding II, LLC, Class A, 3.630%, 08/20/2014 (b)	$100,000	$103,337
Centre Point Funding, LLC, 5.430%, 07/20/2016 (b)	87,400	90,410
Chrysler Financial Lease Trust, 3.460%, 09/16/2013 (b)	250,000	250,253
CNH Equipment Trust, Series 2008-B, Class A3A, 4.780%, 07/16/2012	2,792	2,797
Hertz Vehicle Financing, LLC, 2009-2A, Class A1, 4.260%, 03/25/2014 (b)	100,000	104,693
World Financial Network Credit Card Master Trust, Class A, 4.660%, 05/15/2017	70,000	74,302

TOTAL ASSET-BACKED SECURITIES (Cost $614,961)		625,792

Corporate Bonds - 58.29%

AES Corp., 7.750%, 10/15/2015	90,000	96,525
AK Steel Corp., 7.625%, 05/15/2020	40,000	40,300
Alcoa, Inc., 6.150%, 08/15/2020	40,000	41,150
Allis-Chalmers Energy, Inc., 9.000%, 01/15/2014	498,000	507,960
Ally Financial, Inc., 6.000%, 12/15/2011	18,000	18,540
Ally Financial, Inc., 6.625%, 05/15/2012	75,000	78,187
Ally Financial, Inc., 8.000%, 11/01/2031	55,000	59,537
Ally Financial, Inc., 8.000%, 11/01/2031	896,000	960,955
Ally Financial, Inc., 8.300%, 02/12/2015	80,000	88,200
American Capital, Ltd., 7.960%, 12/31/2013	545,000	563,369
American Casino & Entertainment Properties, Inc., 11.000%, 06/15/2014	913,000	931,260
American International Group, Inc., 6.400%, 12/15/2020	105,000	110,370
American Railcar Industries, Inc., 7.500%, 03/01/2014	498,000	509,205
American Tower Corp., 4.625%, 04/01/2015	45,000	47,056
Amkor Technologies, Inc., 7.375%, 05/01/2018	50,000	52,250
Amphenol Corp., 4.750%, 11/15/2014	45,000	48,117
Anadarko Petroleum Corp., 6.375%, 09/15/2017	115,000	125,442
Anheuser-Busch Companies, Inc., 4.500%, 04/01/2018	40,000	41,206
Bear Stearns Co., LLC., 6.400%, 10/02/2017	90,000	102,746
Block Financial, LLC., 7.875%, 01/15/2013	580,000	608,325
Briggs & Stratton Corp., 6.875%, 12/15/2020	60,000	61,500
Brocade Communications System, Inc., 6.625%, 01/15/2018	55,000	58,162
Brocade Communications System, Inc., 6.875%, 01/15/2020	25,000	26,750
Cablevision Systems Corp., 7.750%, 04/15/2018	45,000	47,362
Cablevision Systems Corp., 8.000%, 04/15/2020	30,000	32,250
Callon Petroleum Co., 13.000%, 09/15/2016	680,750	690,961
Capmark Financial Group, Inc., 5.875%, 05/10/2012 (c) (f) (g)	2,563,000	1,018,539
Case New Holland, Inc., 7.750%, 09/01/2013	45,000	48,600
CC Holdings GS V LLC, 7.750%, 05/01/2017 (b)	110,000	120,725
CF Industries, Inc., 6.875%, 05/01/2018	30,000	32,175
CF Industries, Inc., 7.125%, 05/01/2020	30,000	32,925
Chevron Phillips Chemical Co. LLC, 8.250%, 06/15/2019 (b)	60,000	72,487
CIT Group, Inc., 7.000%, 05/01/2017	908,834	913,378
Citigroup, Inc., 6.500%, 08/19/2013	75,000	82,404
Citigroup, Inc., 8.125%, 07/15/2039	65,000	82,954
Clayton Williams Energy, Inc., 7.750%, 08/01/2013	551,000	556,510
CMS Energy Corp., 5.050%, 02/15/2018	85,000	84,472
CMS Energy Corp., 8.750%, 06/15/2019	5,000	5,906
Coffeyville Resources LLC, 10.875%, 04/01/2017 (b)	95,000	102,600
Continental Airlines 2010-A, 4.750%, 01/12/2021	40,000	40,000
Corn Products International, Inc., 4.625%, 11/01/2020	75,000	74,115
Corning, Inc., 6.625%, 05/15/2019	60,000	69,362
Cox Communications, Inc., 6.750%, 03/15/2011	45,000	45,544
Crane Co., 6.550%, 11/15/2036	60,000	61,702
Embarq Corp., 7.995%, 06/01/2036	205,000	224,473
Energy Transfer Partners, L.P., 6.625%, 10/15/2036	15,000	15,863
Energy Transfer Partners, L.P., 7.500%, 07/01/2038	20,000	23,336
ERAC USA Finance Co., 5.250%, 10/01/2020 (b)	105,000	106,972
Equifax, Inc., 7.000%, 07/01/2037	35,000	38,232
Equinix, Inc., 8.125%, 03/01/2018	105,000	110,250
Expedia, Inc., 5.950%, 08/15/2020	65,000	65,650
Fidelity National Information Services, Inc., 7.625%, 07/15/2017 (b)	95,000	100,462
Fidelity National Information Services, Inc., 7.875%, 07/15/2020 (b)	20,000	21,250
Fiserv, Inc., 3.125%, 10/01/2015	100,000	99,126
Fiserv, Inc., 6.125%, 11/20/2012	60,000	64,918
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	125,000	134,096
Ford Motor Credit Co. LLC, 7.000%, 04/15/2015	105,000	112,939
Frontier Communications Corp., 7.875%, 04/15/2015	60,000	65,850
Frontier Communications Corp., 7.875%, 01/15/2027	80,000	77,200
Frontier Communications Corp., 8.250%, 04/15/2017	20,000	22,050
GATX Corp., 4.750%, 05/15/2015	85,000	89,064
General Electric Capital Corp., 6.150%, 08/07/2037	165,000	174,507
Georgia-Pacific LLC, 8.875%, 05/15/2031	125,000	154,375
Goldman Sachs Group, Inc. / The, 6.750%, 10/01/2037	95,000	97,431
Hanesbrands, Inc., 6.375%, 12/15/2020 (b)	90,000	85,950
Hanesbrands, Inc., 8.000%, 12/15/2016	75,000	80,813
Harrahs Operating Co. Inc., 11.250%, 06/01/2017	826,000	933,380
HCA, Inc., 7.250%, 09/15/2020	85,000	89,250
HCA, Inc., 7.500%, 12/15/2023	25,000	23,063
HCA, Inc., 9.125%, 11/15/2014	35,000	36,794
HSBC Finance Corp., 7.000%, 05/15/2012	40,000	42,932
Icahn Enterprises LP, 8.000%, 01/15/2018	927,000	931,635
International Lease Finance Corp., 5.300%, 05/01/2012	5,000	5,081
International Lease Finance Corp., 5.550%, 09/05/2012	5,000	5,081
International Lease Finance Corp., 5.625%, 09/20/2013	536,000	541,360

See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments - continued
December 31, 2010

Corporate Bonds - 58.29% - continued	Principal Amount	Fair Value

International Lease Finance Corp., 5.650%, 06/01/2014	$60,000	$59,850
International Lease Finance Corp., 6.375%, 03/25/2013	15,000	15,450
International Lease Finance Corp., 8.250%, 12/15/2020	15,000	15,469
IPALCO Enterprises, Inc., 7.250%, 04/01/2016 (b)	35,000	37,538
Jabil Circuit, Inc., 5.625%, 12/15/2020	35,000	34,562
Jabil Circuit, Inc., 7.750%, 07/15/2016	40,000	45,100
JPMorgan Chase & Co., 6.000%, 01/15/2018	20,000	22,367
K. Hovnanian Enterprise, 10.625%, 10/15/2016	903,000	930,090
Kinder Morgan Finance Co. LLC, 6.000%, 01/15/2018 (b)	125,000	123,437
Lamar Media Corp., 7.875%, 04/15/2018	15,000	16,013
Lear Corp., 7.875%, 03/15/2018	40,000	43,000
Level 3 Financing, Inc., 9.250%, 11/01/2014	936,000	933,660
Lyondell Chemical Co., 8.000%, 11/01/2017 (b)	100,000	110,875
Medco Health Solutions, Inc., 7.250%, 08/15/2013	35,000	39,779
Merrill Lynch & Co., 6.875%, 04/25/2018	110,000	120,554
MetroPCS Wireless, Inc., 7.875%, 09/01/2018	164,000	170,970
MGM Resorts International, 11.375%, 03/01/2018	788,000	858,920
Morgan Stanley, 6.625%, 04/01/2018	70,000	76,044
Morgan Stanley, 6.750%, 04/15/2011	10,000	10,168
Motorola, Inc., 6.500%, 09/01/2025	10,000	10,308
Motorola, Inc., 6.500%, 11/15/2028	20,000	19,736
Motorola, Inc., 6.625%, 11/15/2037	20,000	19,871
Motorola, Inc., 7.500%, 05/15/2025	15,000	16,347
Mylan, Inc., 7.875%, 07/15/2020 (b)	40,000	43,300
National Semiconductor Corp., 3.950%, 04/15/2015	85,000	86,655
Nisource Finace Corp., 6.250%, 12/15/2040	25,000	25,501
Omnicare, Inc., 7.750%, 06/01/2020	40,000	41,400
Oneok Partners, L.P., 8.625%, 03/01/2019	40,000	49,982
Oshkosh Corp., 8.250%, 03/01/2017	60,000	65,550
Owens Corning, Inc., 7.000%, 12/01/2036	40,000	41,337
Pan American Energy LLC, 7.875%, 05/07/2021 (b)	115,000	122,763
Parker Drilling Co., 9.125%, 04/01/2018	90,000	94,500
Qwest Corp., 8.875%, 03/15/2012	40,000	43,350
Range Resources Corp., 6.750%, 08/01/2020	60,000	62,175
Reynolds American, Inc., 7.250%, 06/15/2037	95,000	99,071
RPM International, Inc., 6.125%, 10/15/2019	60,000	62,259
Rowan Companies, Inc., 5.000%, 09/01/2017	65,000	65,658
Service Corp. International, 7.000%, 5/15/2019	55,000	55,275
SLM Corp., 5.000%, 10/01/2013	50,000	50,161
SLM Corp., 5.375%, 05/15/2014	10,000	10,057
SLM Corp., 8.450%, 06/15/2018	50,000	52,040
Smithfield Foods, Inc., 10.000%, 07/15/2014 (b)	65,000	75,238
Snap-On, Inc., 4.250%, 01/15/2018	30,000	30,164
Southern Natural Gas Co., 7.350%, 02/15/2031	20,000	21,406
Sprint Capital Corp., 6.875%, 11/15/2028	165,000	145,200
Sprint Capital Corp., 8.750%, 03/15/2032	928,000	941,920
Standard Pacific Corp., 10.750%, 09/15/2016	787,000	910,953
Time Warner Cable, Inc., 8.250%, 04/01/2019	50,000	62,206
Time Warner, Inc., 6.500%, 11/15/2036	60,000	65,790
Timken Co., 6.000%, 09/15/2014	45,000	49,576
TreeHouse Foods, Inc., 7.750%, 03/01/2018	10,000	10,862
US Steel Corp., 6.650%, 06/01/2037	15,000	12,675
US Steel Corp., 7.375%, 04/01/2020	30,000	30,900
USG Corp., 6.300%, 11/15/2016	55,000	48,400
Valeant Pharmaceuticals International, 6.750%, 10/01/2017 (b)	25,000	24,937
Valeant Pharmaceuticals International, 6.875%, 12/01/2018 (b)	125,000	124,687
Williams Companies Inc. / The, 7.500%, 01/15/2031	20,000	22,522
Williams Companies Inc. / The, 7.750%, 06/15/2031	15,000	16,964
Willis North America, Inc., 6.200%, 03/28/2017	30,000	30,866
Willis North America, Inc., 7.000%, 09/29/2019	10,000	10,440
Windstream Corp., 8.125%, 09/01/2018	25,000	26,375

TOTAL CORPORATE BONDS (Cost $20,037,569)		21,428,689

See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments - continued
December 31, 2010

Convertible Corporate Bonds - 7.72%	Principal Amount	Fair Value

Energy Conversion Devices, Inc., 3.000%, 06/15/2013	1,340,000	$1,005,000
Global Industries Ltd., 2.750%, 08/01/2027	1,234,000	931,670
JA Solar Holdings Co., Ltd., 4.500%, 05/15/2013 (c)	624,000	596,700
Live Nation Entertainment, Inc., 2.875%, 07/15/2027	342,000	307,372

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,675,496)		2,840,742

Foreign Bonds - Denominated in U.S. Dollars - 7.21%

ArcelorMittal, 9.850%, 06/01/2019	35,000	44,301
Axtel Sab De CV, 9.000%, 09/22/2019 (b)	110,000	105,050
Bombardier, Inc., 7.500%, 03/15/2018 (b)	65,000	70,037
BP Capital Markets, Plc., 4.500%, 10/01/2020	170,000	169,922
Celulosa Arauco Constitution, 5.000%, 01/21/2021 (b)	55,000	54,260
Dubai Electricity & Water Authority, 8.500%, 04/22/2015 (b)	100,000	106,529
Enersis SA, 7.375%, 01/15/2014	40,000	44,269
HKCG Finance LTD, 6.250%, 08/07/2018 (b)	100,000	114,120
Holcim Capital Corp., 6.875%, 09/29/2039 (b)	40,000	40,240
Inmarsat Finance PLC, 7.375%, 12/01/2017 (b)	100,000	105,500
IPIC GMTN, Ltd., 5.000%, 11/15/2020 (b)	250,000	245,918
Myriad International Holding BV, 6.375%, 07/28/2017 (b)	100,000	105,240
Petrobras International Finance Co., 6.875%, 01/20/2040	105,000	110,817
Precision Drilling Corp., 6.625%, 11/15/2020 (b)	65,000	66,300
Qtel International Finance, Ltd., 7.875%, 06/10/2019 (b)	100,000	119,858
Royal Bank of Scotland PLC, 4.875%, 03/16/2015	160,000	163,822
Royal Caribbean Cruises, 11.875%, 07/15/2015	45,000	55,800
Societe Generale, 2.500%, 01/15/2014 (b)	175,000	174,949
Taqa Abu Dhabi National Energy Co., 6.250%, 09/16/2019 (b)	100,000	103,977
Telecom Italia Capital, 7.200%, 07/18/2036	120,000	113,004
Telemar Norte Leste SA, 5.500%, 10/23/2020 (b)	129,000	124,807
Transalta Corp., 4.750%, 01/15/2015	65,000	68,814
Transalta Corp., 6.500%, 03/15/2040	55,000	56,335
Transocean, Inc., 4.950%, 11/15/2015	175,000	181,050
True Move Co., Ltd., 10.750%, 12/16/2013 (b)	100,000	108,000

TOTAL FOREIGN BONDS - DENOMINATED IN US DOLLARS (Cost $2,506,465)		2,652,919

Mortgage-Backed Securities - 12.03%

Bank of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 02/10/2051	130,000	136,181
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 02/11/2044	25,000	25,710
Citigroup/Deutsche Bank Commercial Mortgage, Series 2007-CD4, Class A2B, 5.205%, 12/11/2049	40,000	41,151
Citigroup/Deutsche Bank Commercial Mortgage, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	85,000	88,237
Commercial Mortgage Pass-Through Certification, Series 2006-C7, Class A4, 5.764%, 06/10/2046 (a)	50,000	54,735
Credit Suisse Mortgage Capital Certificate, Series 2007-C5, Class A4, 5.695%, 09/15/2040 (a)	175,000	179,991
Fannie Mae, Pool #AA1257, 4.500%, 12/01/2035	90,709	93,648
Fannie Mae, Pool #935537, 4.500%, 08/01/2039	41,920	43,082
Fannie Mae, Pool #745147, 4.500%, 12/01/2035	93,386	96,412
Fannie Mae, Pool #AD7776, 4.500%, 08/01/2040	60,914	62,602
Fannie Mae, Pool #AD8529, 4.500%, 08/01/2040	200,736	206,300
Fannie Mae, Pool #949440, 5.000%, 05/01/2023	53,849	57,164
Fannie Mae, Pool #745275, 5.000%, 02/01/2036	144,614	152,702
Fannie Mae, Pool #969968, 5.000%, 04/01/2038	59,605	62,721
Fannie Mae, Pool #AA4936, 5.000%, 03/01/2039	107,924	113,556
Fannie Mae, Pool #899999, 5.500%, 10/01/2022	72,378	77,881
Fannie Mae, Pool #967690, 5.500%, 01/01/2038	87,097	93,269
Fannie Mae, Pool #974533, 5.500%, 04/01/2038	254,064	272,029
Fannie Mae, Pool #933795, 5.500%, 05/01/2038	67,525	72,300
Fannie Mae, Pool #975103, 5.500%, 06/01/2038	70,235	75,201
Fannie Mae, Pool #995937, 5.500%, 06/01/2039	139,139	149,217
Fannie Mae, Pool #810747, 6.000%, 01/01/2035	72,193	79,201
Fannie Mae, Pool #994459, 6.000%, 11/01/2038	47,557	51,743
Fannie Mae, Pool #970958, 6.000%, 01/01/2039	50,805	55,705
Fannie Mae, Pool #888890, 6.500%, 10/01/2037	45,446	50,681
Freddie Mac, Pool #G04282, 5.000%, 05/01/2038	167,275	175,585
Freddie Mac, Pool #G05926, 5.000%, 07/01/2040	71,919	75,484
Freddie Mac, Pool #A93473, 5.000%, 08/01/2040	154,954	162,636
Freddie Mac, Pool #G04222, 5.500%, 04/01/2038	137,289	146,498
Freddie Mac, Pool #G05546, 5.500%, 07/01/2039	166,293	177,447
Freddie Mac, Pool #C03466, 5.500%, 03/01/2040	27,538	29,385
Freddie Mac, Pool #G04337, 5.500%, 04/01/2038	60,952	65,040
Ginnie Mae, Pool #658297, 5.500%, 02/15/2037	102,156	110,551
Ginnie Mae, Pool #682758, 5.500%, 01/15/2038	20,400	22,070

See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments - continued
December 31, 2010

Mortgage-Backed Securities - 12.03% - continued	Principal Amount	Fair Value

Ginnie Mae, Pool #701544, 5.500%, 01/15/2039	$65,783	$71,168
Ginnie Mae, Pool #782167, 6.000%, 06/15/2037	102,558	113,080
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 03/10/2039	45,000	47,478
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	120,000	127,460
JP Morgan Chase Commercial Mortgage, Series 2006-LDP7, Class A4, 5.872%, 04/15/2045 (a)	155,000	169,717
JP Morgan Chase Commercial Mortgage, Series 2007-CB18, Class A4, 5.440%, 06/12/2047	25,000	26,236
JP Morgan Chase Commercial Mortgage, Series 2007-LDPX, Class A3, 5.420%, 01/15/2049	100,000	104,164
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 07/15/2030	100,000	101,708
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.881%, 06/15/2038 (a)	50,000	54,176
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 09/15/2039	50,000	53,565
Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 04/15/2049 (a)	25,000	25,953
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.649%, 06/11/2042 (a)	40,000	43,502
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	120,000	127,534

TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,124,337)		4,421,856

U.S Government Securities - 6.86%

U.S. Treasury Note, 3.125%, 01/31/2017	40,000	41,569
U.S. Treasury Note, 3.625%, 08/15/2019	1,355,000	1,415,764
U.S. Treasury Note, 4.375%, 05/15/2040	745,000	748,722
U.S. Treasury Note, 4.625%, 02/15/2017	280,000	315,284

TOTAL U.S. GOVERNMENT SECURITIES (Cost $2,556,865)		2,521,339

Preferred Stock - 0.07%	Shares

Ally Financial, Inc., 7.000%, callable 12/31/2011 (b)	27	25,518

TOTAL PREFERED STOCKS (Cost $6,750)		25,518

Common Stock - 0.00%

Trump Entertainment Resorts (d) (g)	372	-

TOTAL COMMON STOCK (Cost $629,736)		-

Money Market Securities - 4.89%

Fidelity Institutional Money Market: Prime Money Market Portfolio - Institutional Shares, 0.23% (e)	1,388,163	1,388,163
Fidelity Institutional Money Market: Treasury Only - Class I, 0.01% (e)	408,856	408,856

TOTAL MONEY MARKET SECURITIES (Cost $1,797,019)		1,797,019

TOTAL INVESTMENTS (Cost $34,949,198) - 98.77%		$36,313,874

Cash & other assets less liabilities - 1.23%		450,850

TOTAL NET ASSETS - 100.00%		$36,764,724

(a) Variable Rate Security; the rate shown represents the rate at December 31, 2010.
(b) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933. See Note 6
in the Notes to the Financial Statements for additional information.
(c) Foreign convertible bond denominated in U.S. Dollars.
(d) Trump Entertainment Resorts converted from debt to equity due to bankruptcy/liquidation. The shares are unregistered and restricted for resale.
(e) Variable Rate Security; the money market rate shown represents the rate at December 31, 2010.
(f) Defaulted Bonds.
(g) Non-income producing.

See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
Statements of Assets and Liabilities
December 31, 2010

	3 to 1 Diversified Equity	3 to 1 Strategic Income
	Fund	Fund
Assets
Investment in securities:
At cost	$49,240,034	$34,949,198
At value	$60,443,798	$36,313,874

Foreign cash translated into U.S. dollars (Cost $200,715)	210,602	-
Cash	191	204
Receivable for Fund shares sold	86,844	63,789
Reclaims Receivable	38,626	-
Dividends receivable	46,731	800
Interest receivable	70	485,714
Prepaid expenses	18,458	17,933
Total assets	60,845,320	36,882,314

Liabilities
Payable for investments purchased	21,071	11,275
Payable for Fund shares redeemed	83,865	45,355
Payable to Adviser (a)	23,867	8,483
Payable to administrator, transfer agent, and fund accountant	16,028	14,699
Payable to trustees and officers	2,146	2,156
Payable to custodian	30,000	3,380
Other accrued expenses	34,512	32,242
Total liabilities	211,489	117,590

Net Assets	$60,633,831	$36,764,724

Net Assets consist of:
Paid in capital	$63,931,073	$34,954,082
Accumulated undistributed net investment income (loss)	(415,400)	-
Accumulated undistributed net realized gain (loss) from investments
and foreign currency transactions	(14,098,544)	445,966
Net unrealized appreciation (depreciation) on:
Investments	11,203,764	1,364,676
Foreign currency transactions	12,938

Net Assets	$60,633,831	$36,764,724

Shares outstanding (unlimited number of shares authorized)	4,461,153	2,401,634

Net Asset Value and offering price per share	$13.59	$15.31

Redemption price per share (Net Asset Value * 98%) (b)	$13.32	$15.00

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Funds charge a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
Statements of Operations
For the fiscal year ended December 31, 2010

	3 to 1 Diversified Equity	3 to 1 Strategic Income
	Fund	Fund

Investment Income
Dividend income (net of withholding tax of $62,068 and $0 respectively)	$931,520	$751
Interest income (net of withholding tax of $0 and $133 respectively)	905	2,402,786
Total Income	932,425	2,403,537

Expenses
Investment Adviser fee	520,144	335,231
Custodian expenses	124,748	18,773
Transfer agent expenses	81,049	81,707
Fund accounting expenses	50,500	44,745
Administration expenses	48,526	36,355
Legal expenses	33,940	36,402
Pricing expenses	17,189	27,835
Registration expenses	19,572	20,365
Audit expenses	17,500	15,000
Trustee expenses	9,338	9,638
Report printing expenses	9,101	8,547
CCO expenses	8,253	8,237
Insurance expenses	4,030	2,681
Miscellaneous expenses	2,501	1,797
24f-2 expenses	615	682
Overdraft fees	480	75
Excise tax expense	57	-
Total Expenses	947,543	648,070
Fees waived and expenses reimbursed by Adviser (a)	(348,841)	(262,472)
Net operating expenses	598,702	385,598
Net investment income (loss)	333,723	2,017,939

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	834,656	1,971,571
Foreign currency transactions and translations	(24,560)	45,021
Change in unrealized appreciation (depreciation) on:
Investments	7,893,753	695,148
Foreign currency translations	14,749	-
Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	8,718,598	2,711,740
Net increase (decrease) in net assets resulting from operations	$9,052,321	$4,729,679

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
3 to 1 Diversified Equity Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (decrease) in net assets from:	December 31, 2010	December 31, 2009
Operations
Net investment income (loss)	$333,723	$259,026
Net realized gain (loss) on investment securities
and foreign currency transactions	810,096	(4,616,222)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency transactions	7,908,502	16,184,872
Net increase (decrease) in net assets resulting from operations	9,052,321	11,827,676

Distributions
From net investment income	(715,029)	(429,877)
Total distributions	(715,029)	(429,877)

Capital Share Transactions
Proceeds from shares sold	23,539,642	9,220,592
Reinvestment of distributions	715,029	429,872
Amount paid for shares redeemed	(20,906,015)	(6,053,041)
Proceeds from redemption fees (a)	2,430	2,108
Net increase (decrease) in net assets resulting
from share transactions	3,351,086	3,599,531

Total Increase (Decrease) in Net Assets	11,688,378	14,997,330

Net Assets
Beginning of period	48,945,453	33,948,123

End of period	$60,633,831	$48,945,453

Accumulated undistributed net investment income
included in net assets at end of period	$-	$-

Capital Share Transactions
Shares sold	1,934,279	934,180
Shares issued in reinvestment of distributions	52,594	37,026
Shares redeemed	(1,740,911)	(695,201)

Net increase (decrease) from capital share transactions	245,962	276,005

(a) The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
3 to 1 Strategic Income Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (decrease) in net assets from:	December 31, 2010	December 31, 2009
Operations
Net investment income (loss)	$2,017,939	$1,972,841
Net realized gain (loss) on investment securities
and foreign currency transactions	2,016,592	268,567
Change in net unrealized appreciation (depreciation)
on investments and foreign currency transactions	695,148	4,826,652
Net increase (decrease) in net assets resulting from operations	4,729,679	7,068,060

Distributions
From net investment income	(2,088,566)	(2,083,104)
From net realized gains	(1,536,620)	-
Total distributions	(3,625,186)	(2,083,104)

Capital Share Transactions
Proceeds from shares sold	14,079,252	7,735,705
Reinvestment of distributions	3,625,180	2,083,100
Amount paid for shares redeemed	(12,802,512)	(3,282,507)
Proceeds from redemption fees (a)	1,134	1,795
Net increase (decrease) in net assets resulting
from share transactions	4,903,054	6,538,093

Total Increase (Decrease) in Net Assets	6,007,547	11,523,049

Net Assets
Beginning of period	30,757,177	19,234,128

End of period	$36,764,724	$30,757,177

Accumulated undistributed net investment income
included in net assets at end of period	$-	$23,936

Capital Share Transactions
Shares sold	879,681	579,106
Shares issued in reinvestment of distributions	236,785	142,161
Shares redeemed	(802,978)	(237,156)

Net increase (decrease) from capital share transactions	313,488	484,111

(a) The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
3 to 1 Diversified Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year ended	Year ended	Period ended
	December 31, 2010	December 31, 2009	December 31, 2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$11.61	$8.62	$15.00

Income from investment operations:
Net investment income (loss)	0.08	0.06	0.06
Net realized and unrealized gain (loss) on investments
and foreign currency transactions/translations	2.06	3.03	(6.51)
Reimbursements for currency loss	-	-	0.12
Total from investment operations	2.14	3.09	(6.33)

Less distributions:
From net investment income	(0.16)	(0.10)	(0.05)
Total distributions	(0.16)	(0.10)	(0.05)

Paid in capital from redemption fees (b)	-	-	-

Net asset value, end of period	$13.59	$11.61	$8.62

Total Return (c)	18.45%	35.88%	-42.22%	(d) (f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$60,634	$48,945	$33,948

Ratio of expenses to average net assets (g)	1.15%	1.15%	1.15%	(e)
Ratio of expenses to average net assets
before waiver and reimbursement (g)	1.82%	2.14%	2.10%	(e)
Ratio of net investment income (loss) to
average net assets (g)	0.64%	0.66%	0.67%	(e)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement (g)	(0.03)%	(0.33)%	(0.28)%	(e)
Portfolio turnover rate	44.33%	59.73%	165.36%

(a) For the period January 31, 2008 (Commencement of Operations) to December 31, 2008.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.
(f) Before the reimbursement for currency trading error loss, the total return for the period would have been
-42.87%. The loss was covered under the Fund's insurance policy; the deductible was reimbursed to
Fund by the Adviser.
(g) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
3 to 1 Strategic Income
Financial Highlights
(For a share outstanding throughout each period)

	Year ended	Year ended		Period ended
	December 31, 2010	December 31, 2009		December 31, 2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$14.73	$11.99		$15.00

Income from investment operations:
Net investment income (loss)	0.94	1.09	(b)	0.94	(b)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions/translations	1.32	2.72		(3.15)
Total from investment operations	2.26	3.81		(2.21)

Less distributions:
From net investment income	(0.97)	(1.07)		(0.80)
From net realized gains	(0.71)	-		-
Total distributions	(1.68)	(1.07)		(0.80)

Paid in capital from redemption fees (c)	-	-		-

Net asset value, end of period	$15.31	$14.73		$11.99

Total Return (d)	15.31%	31.79%		-14.44%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$36,765	$30,757		$19,234

Ratio of expenses to average net assets	1.15%	1.15%		1.15%	(f)
Ratio of expenses to average net assets
before waiver and reimbursement	1.93%	2.18%		2.71%	(f)
Ratio of net investment income (loss) to
average net assets	6.02%	7.86%		7.42%	(f)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement	5.24%	6.83%		5.86%	(f)
Portfolio turnover rate	86.66%	79.34%		162.74%

(a) For the period January 31, 2008 (commencement of operations) to December 31, 2008.
(b) Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
Notes to the Financial Statements
December 31, 2010

NOTE 1. ORGANIZATION

The 3 to 1 Diversified Equity Fund (the “Equity Fund”) and the 3 to 1 Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on December 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust filed on October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees.  The investment adviser to each Fund is Envestnet Asset Management, Inc. (the “Manager” or “Adviser”).  Envestnet uses a Manager of Managers approach and provides investment research and management services.  The Manager has entered into Sub-advisory Agreements with Aletheia Research and Management, Inc., The London Company of Virginia, and Pictet Asset Management, Inc. for the Equity Fund and SMH Capital Advisors, Inc. and Loomis, Sayles & Company, LP for the Strategic Income Fund. The Equity Fund and the Strategic Income Fund commenced operations on January 31, 2008.  The Equity Fund seeks to provide long-term capital appreciation and, secondarily, income.  The Strategic Income Fund seeks to provide total return. Total return is comprised of long-term capital appreciation and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Securities Valuation – All investments in securities are recorded at their estimated fair value in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.  The Funds are subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Dividend income from Real Estate Investment Trusts (REITS) is recognized on the ex-date.  The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

3 to 1 Funds
Notes to the Financial Statements - continued
December 31, 2010

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such  differences  are  permanent  in  nature,  they  are  reclassified  in  the components  of the net  assets  based on  their  ultimate  characterization  for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of a Fund.  For the year ended December 31, 2010, the Fund made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated Undistributed	Accumulated Net Realized
	Paid in Capital	Net Investment Income	Gain on Investments
Diversified Equity	$3,350	$93,210	$(96,560)

		Accumulated Undistributed	Accumulated Net Realized
	Paid in Capital	Net Investment Income	Gain on Investments
Strategic Income	$-	$46,691	$(46,691)

Foreign Currency Translation - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the fair values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gains and losses from foreign currency transactions. Reported net realized foreign currency transaction gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent to the amounts actually received or paid.  Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

3 to 1 Funds
Notes to the Financial Statements - continued
December 31, 2010

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, preferred stocks, real estate investment trusts, and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of the certain indices of securities based on a statistical analysis of the historical relationship and are categorized in Level 1.  Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, convertible corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government securities and foreign bonds denominated in U.S. dollars when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

3 to 1 Funds
Notes to the Financial Statements - continued
December 31, 2010

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at December 31, 2010 in valuing the Equity Fund’s investments:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$57,516,410	$-	$-	$57,516,410

Exchange-Traded Funds	1,308,428	-	-	1,308,428

Real Estate Investment Trusts	1,004,032	-	-	1,004,032

Money Market Securities	614,928	-	-	614,928

Total	$60,443,798	$-	$-	$60,443,798
*Refer to the Schedule of Investments for industry classifications.

The Equity Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Equity Fund did not hold any securities during the reporting period which transferred between Levels 1 and 2.  The Equity Fund did not hold any derivative instruments during the reporting period.

3 to 1 Funds
Notes to the Financial Statements - continued
December 31, 2010

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS  - continued

The following is a summary of the inputs used at December 31, 2010 in valuing the Strategic Income Fund’s investments:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Asset-Backed Securities	$-	$625,792	$-	$625,792

Corporate Bonds	-	21,428,689	-	21,428,689

Convertible Corporate Bonds	-	2,840,742	-	2,840,742

Foreign Bonds Denominated in US Dollars	-	2,652,919	-	2,652,919

Mortgage-Backed Securities	-	4,421,856	-	4,421,856

U.S. Government Securities	-	2,521,339	-	2,521,339

Preferred Stock	-	25,518	-	25,518

Common Stock	-	-	* 0	0

Money Market Securities	1,797,019	-	-	1,797,019

Total	$1,797,019	$34,516,855	$-	$36,313,874
*Refer to the Schedule of Investments for industry classifications.

At December 31, 2009, the Strategic Income Fund held a bond issued by Trump Entertainment Resorts.  During the current fiscal year, the underlying issuer reorganized and exchanged the outstanding bonds with common stock of the new company.  During the year, until the reorganization occurred, the original bond was classified within Level 2 of the hierarchy.  The transfer of the bond out of Level 2 was reflected at the end of the year, at which time the fair value of the bond was $0.  The common stock received by the Strategic Income Fund has been fair valued at $0 and classified within Level 3 of the hierarchy since the reorganization took place.  The Fund’s policy is to recognize transfers as of the end of the year.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Equity Fund and Strategic Income Fund, under the terms of the management agreements (the “Agreements”), manages the Funds’ investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the fiscal year ended December 31, 2010, the Adviser earned fees of $520,144 and $335,231 from the Equity Fund and the Strategic Income Fund, respectively, before waiving a portion of those fees, as described below.   At December 31, 2010, the Equity Fund owed the Adviser $23,867 for advisory services.  At December 31, 2010, the Strategic Income Fund owed $8,483 to the Adviser for advisory services.

The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary to maintain each Fund’s net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, and any indirect expenses (such as fees and expenses of acquired funds), and extraordinary litigation expense at 1.15% of each Fund’s average daily net assets through April 30, 2011. For the fiscal year ended December 31, 2010, the Adviser waived fees and reimbursed expenses of $348,841 and $262,472 for the Equity Fund and the Strategic Income Fund, respectively. Each waiver or reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitation.  As of December 31, 2010, the following amounts are subject to repayment by the Funds to the Adviser:

3 to 1 Funds
Notes to the Financial Statements - continued
December 31, 2010

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Fund	Amount	Expires December 31,
Equity Fund	$342,160	2011
	387,212	2012
	348,841	2013
Strategic Income Fund	254,398	2011
	259,607	2012
	262,472	2013

The Trust retains Huntington Asset Services, Inc. (“Huntington”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended December 31, 2010, Huntington earned fees of $48,526 and $36,355 for administrative services provided to the Equity Fund and the Strategic Income Fund, respectively. At December 31, 2010, Huntington was owed $4,955 and $3,271 by the Equity Fund and the Strategic Income Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Huntington.  Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.  For the fiscal year ended December 31, 2010, the Custodian earned fees of $124,748 and $18,773 from the Equity Fund and the Strategic Income Fund, respectively, for custody services.  At December 31, 2010, the Custodian was owed $30,000 and $3,380 by the Equity Fund and the Strategic Income Fund, respectively, for custody services.

The Trust retains Huntington to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended December 31, 2010, Huntington earned fees of $81,049 and $81,707 from the Equity Fund and the Strategic Income Fund, respectively, for transfer agent services.  At December 31, 2010, Huntington was owed $7,073 and $7,762 by the Equity Fund and the Strategic Income Fund respectively, for transfer agent services.  For the fiscal year ended December 31, 2010, Huntington earned fees of $50,500 and $44,745 from the Equity Fund and the Strategic Income Fund, respectively, for fund accounting services.  At December 31, 2010, Huntington was owed $4,000 and $3,666 by the Equity Fund and the Strategic Income Fund, respectively, for fund accounting services.

The Equity Fund and Strategic Income Fund have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan”, collectively, “Plans”). The Plans provide that each Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of a Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising,  compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 expenses”). The Funds or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plans will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.  The Plans will not be activated through April 30, 2011.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds during the fiscal year ended December 31, 2010.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

3 to 1 Funds
Notes to the Financial Statements - continued
December 31, 2010

NOTE 5. INVESTMENTS

For the fiscal year ended December 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Equity Fund	Strategic Income Fund

Purchases
U.S. Government & Agency Obligations	$-	$8,537,737
Other	26,237,668	21,662,128
Sales
U.S. Government & Agency Obligations	$-	$8,549,585
Other	22,454,371	19,154,146

At December 31, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Equity Fund	Strategic Income Fund

Gross Appreciation	$13,102,118	$2,515,776
Gross (Depreciation)	(2,980,850)	(1,165,654)
Net Appreciation
(Depreciation) on Investments	$10,121,268	$1,350,122

Tax Cost	$50,322,530	$34,963,752

NOTE 6. RESTRICTED SECURITIES

The Strategic Income Fund has acquired several securities on various dates through private placements, the sale of which is restricted under Rule 144A of the Securities Act of 1933.  At December 31, 2010, the aggregate value of such securities amounted to $3,492,217. The value amounts to 9.50% of the net assets of the Strategic Income Fund.  100% of the restricted securities owned by the Strategic Income Fund are valued by pricing services, using electronic data processing techniques.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  Currently, the Adviser does not deem any of these securities to be illiquid.

3 to 1 Funds
Notes to the Financial Statements - continued
December 31, 2010

NOTE 6. RESTRICTED SECURITIES – continued

		Shares or
	Acquisition	Principal	Amortized
	Date	Amount	Cost	Value
AESOP Funding II, LLC, Class A, 3.630%, 08/20/2014	3/16/2010	$100,000	$99,991	$103,337
Ally Financial, Inc., 7.000%, callable 12/31/2011	12/31/2008	27	6,750	25,518
Axtel Sab De Cv, 9.000%, 09/22/2019 (a)	9/17/2009	110,000	111,870	105,050
Bombardier, Inc., 7.500%, 03/15/2018	3/15/2010	65,000	65,000	70,037
CC Holdings GS V LLC, 7.750%, 05/01/2017 (b)	11/14/2009	110,000	116,703	120,725
Celulosa Arauco Constitution, 5.000%, 01/21/2021	9/15/2010	55,000	54,507	54,260
Centre Point Funding, LLC, 5.430%, 07/20/2016	3/2/2010	87,400	87,384	90,410
Chrysler Financial Lease Trust, 3.460%, 09/16/2013	3/2/2010	250,000	249,978	250,253
Chevron Phillips Chemical Co. LLC, 8.250%, 06/15/2019	6/2/2009	60,000	60,000	72,487
Coffeyville Resources LLC, 10.875%, 04/01/2017	3/25/2010	95,000	93,926	102,600
Dubai Electricity & Water Authority, 8.500%, 04/22/2015	4/15/2010	100,000	100,000	106,529
ERAC USA Finance Co., 5.250%, 10/01/2020	6/24/2010	105,000	104,359	106,972
Fidelity National Information Services, Inc., 7.625%, 07/15/2017	7/9/2010	95,000	95,000	100,462
Fidelity National Information Services, Inc., 7.875%, 07/15/2020	7/9/2010	20,000	20,000	21,250
Hanesbrands, Inc., 6.375%, 12/15/2020	11/5/2010	90,000	90,000	85,950
Hertz Vehicle Financing, LLC, 2009-2A, Class A1, 4.260%, 05/15/2017	10/16/2009	100,000	100,000	104,693
HKCG Finance LTD, 6.250%, 08/07/2018	7/31/2008	100,000	99,436	114,120
Holcim Capital Corp., 6.875%, 09/29/2039	9/24/2009	40,000	39,032	40,240
Inmarsat Finance PLC, 7.375%, 12/01/2017	11/12/2009	100,000	99,331	105,500
IPALCO Enterprises, Inc., 7.250%, 04/01/2016	4/29/2008	35,000	35,786	37,538
IPIC GMTN, Ltd., 5.000%, 11/15/2020	11/10/2010	250,000	247,777	245,918
Kinder Morgan Finance Co. LLC, 6.000%, 01/15/2018	12/7/2010	125,000	124,988	123,437
Lyondell Chemical Co., 8.000%, 11/01/2017	3/24/2010	100,000	100,000	110,875
Myriad International Holding BV, 6.375%, 07/28/2017	7/23/2010	100,000	100,000	105,240
Mylan, Inc., 7.875%, 07/15/2020	5/26/2010	40,000	40,206	43,300
Pan American Energy LLC, 7.875%, 05/07/2021	4/30/2010	115,000	112,997	122,763
Precision Drilling Corp., 6.625%, 11/15/2020	11/11/2010	65,000	65,000	66,300
Qtel International Finance, Ltd., 7.875%, 06/10/2019	6/2/2009	100,000	99,009	119,858
Smithfield Foods, Inc., 10.000%, 07/15/2014	6/25/2009	65,000	63,142	75,238
Societe Generale, 2.500%, 01/15/2014	12/9/2010	175,000	174,971	174,949
Taqa Abu Dhabi National Energy Co., 6.250%, 09/16/2019	9/9/2009	100,000	99,279	103,977
Telemar Norte Leste SA, 5.500%, 10/23/2020	9/28/2010	129,000	99,311	124,807
True Move Co., Ltd., 10.750%, 12/16/2013	4/30/2008	100,000	94,856	108,000
Valeant Pharmaceuticals International, 6.750%, 10/01/2017	9/22/2010	25,000	24,875	24,937
Valeant Pharmaceuticals International, 6.875%, 12/01/2018	11/22/2010	125,000	124,047	124,687
				3,492,217
(a) Purchased on various dates beginning 09/17/2009.
(b) Purchased on various dates beginning 11/14/2009.

3 to 1 Funds
Notes to the Financial Statements - continued
December 31, 2010

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At December 31, 2010, no shareholder owned greater than 25% of the outstanding shares of either Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund

On December 31, 2010, the 3 to 1 Diversified Equity Fund paid an income distribution of $0.1622 per share to shareholders of record on December 30, 2010.

The tax characterization of distributions for the fiscal year ended December 31, 2010 and the fiscal year ended December 31, 2009 is as follows:

Distributions paid from:	2010	2009
Ordinary Income	$715,029	$429,877
	$715,029	$429,877

Strategic Income Fund

On December 31, 2010, the 3 to 1 Strategic Income Fund paid an income distribution of $0.9653 per share to shareholders of record on December 30, 2010.

On December 31, 2010, the 3 to 1 Strategic Income Fund paid a short-term capital gain of $0.3627 and a long term capital gain of $0.3475 to shareholders of record on December 30, 2010.

The tax characterization of distributions for the fiscal year ended December 31, 2010 and the fiscal year ended December 31, 2009 is as follows:

Distributions paid from:	2010	2009
Ordinary Income	$2,873,320	$2,083,104
Long-term Capital Gain	751,866	-
	$3,625,186	$2,083,104

At December 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Equity Fund	Income Fund
Undistributed ordinary income	$232,569	$99,749
Undistributed capital gains	-	360,771
Capital loss carryforwards	(13,659,801)	-
Unrealized appreciation (depreciation)	10,121,268	1,350,122
Other accumulated unrealized appreciation (depreciation)	8,722
	$(3,297,242)	$1,810,642

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

3 to 1 Funds
Notes to the Financial Statements - continued
December 31, 2010

NOTE 10. CAPITAL LOSS CARRYFORWARDS

At December 31, 2010, the Funds had available for federal tax purposes unused capital loss carryforwards of $13,659,801 for the Equity Fund. These carryforwards expire as follows:

Fund	Amount	Expires December 31,

Equity Fund	$7,092,747	2016

Equity Fund	6,567,054	2017

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 11. SUBSEQUENT EVENTS

Effective as of January 20, 2011, Envestnet Asset Management, Inc., as investment Adviser to the 3 to 1 Diversified Equity Fund, terminated the subadvisory relationship with Aletheia Research and Management, Inc.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011.  Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Ste 1100 Westlake, OH 44145-1524 www.cohenfund.com	440.835.8500 440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
3 to 1 Funds
(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of 3 to 1 Funds (the “Funds”), comprised of 3 to 1 Diversified Equity Fund and 3 to 1 Strategic Income Fund, each a series of the Unified Series Trust, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the 3 to 1 Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
[Missing Graphic Reference]

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
March 1, 2011

Registered with the Public Company Accounting Oversight Board	[Missing Graphic Reference]

TRUSTEES AND OFFICERS  (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005. Chairman of the Executive Board of Directors for the Constitution Education Foundation since November 2010.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman, SMI Crankshaft LLC since July, 2010;  President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 55)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 44) President, November 2009 to present
Senior Vice President of Huntington Asset Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Huntington Asset Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 49) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 36) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008.

Lynn E. Wood (Age - 64) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005.
Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  26 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of December 31, 2010.  The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request.  You may call toll-free at (866) 616-4848 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The approval of the management agreements and subadvisory agreements for the Fund was considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively the “Trustees,” each a “Trustee”) at an in-person meeting held November 3, 2010.  The Chairman of the Board noted that on October 25-26, 2010, the Adviser Contract Renewal Committee (“Committee”) convened to consider the renewal of these management agreements.

1.           3 to 1 Funds’ Adviser, Envestnet Asset Management, Inc.

The Board first considered whether to renew the Management Agreements (each a “Management Agreement”) between the Trust and Envestnet Asset Management, Inc. (“Envestnet”), on behalf of the 3 to 1 Diversified Equity Fund (the “Equity Fund”) and the 3 to 1 Strategic Income Fund (the “Income Fund”).  The Trustees recalled that Envestnet employs a “manager of managers” approach, pursuant to which Envestnet engages various sub-advisers to manage the Funds’ assets using diverse investment strategies.

The Trustees reported that they had received and reviewed the materials compiled by the Administrator in advance of the meeting.  The Chairman noted that no changes had been proposed to the Funds’ Management Agreements, and that Envestnet has agreed to renew its obligation to cap each Fund’s expenses for an additional year.  He then indicated that the 15(c) materials specifically reviewed included the following information:  (i) executed copies of each Fund’s Management Agreement and current expense cap side letter; (ii) a letter sent by Administrator on behalf of the Board of Trustees to Envestnet requesting information that the Trustees likely would consider in renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940; and the Adviser’s response to such letter, containing among other information, a description of the Adviser’s services to the Funds and any changes in personnel providing services to the Funds, and an analysis of Envestnet’s profitability from managing the Funds and ideas for future growth for the Funds; (iii) a certification from the Trust’s CCO that the Adviser had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Funds; (iv) Envestnet’s Form ADV Part I and II and accompanying schedules; (v) a profitability analysis for the year ended September 30, 2010; (vi) reports provided by the Administrator regarding the Funds’ performance for the year-to-date, 3 month, and 1-year periods ended August 31, 2010, and comparisons of the same to the Funds’ benchmarks, and each Fund’s respective Morningstar category limited to funds of similar size (the “peer group”) for the same periods, and (vii) reports provided by the Administrator comparing each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) to the applicable Fund’s peer group as determined by the Administrator.  The Chairman recalled that after discussing the 15(c) materials, the Committee had contacted representatives of Envestnet; including the portfolio managers to the Funds, and Envestnet’s compliance officer, and had interviewed them for approximately one-half hour.

The Trustees reported that that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the Funds and the Adviser that had been provided to the Board by the Administrator and the CCO throughout the year, as well as information that was specifically furnished to the Committee in connection with its review of the Funds’ management arrangements. As a result, the Board summarized its review as follows:

(i)           The Nature, Extent and Quality of Services – The Board noted that Envestnet manages approximately $9.8 billion as of July 2010.  The Board reviewed the responses from Envestnet as to the resources provided to the Funds, and considered the adequacy of such resources in light of the levels of the Funds’ assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs.  The Board noted that Envestnet provides the services of two portfolio managers and three compliance personnel to assist in management of the Funds and that Envestnet’s resources appear adequate.  The Board recalled that Envestnet’s parent company’s public offering was completed in July 2010 and that the Funds’ shareholders had approved a new advisory agreement with Envestnet.  They also observed that Envestnet had reported increasing insurance coverage at the Adviser’s expense.

The Board noted that a quarterly “manager of managers” compliance report had been provided by Envestnet to the Board during the prior year.  The Trust’s Administrator reported that the Fund’s investment policies and restrictions generally had been complied with during the last year.  The Board also noted that Envestnet become involved in litigation but that such litigation was not expected to impede the Adviser’s ability to manage the Funds.

The CCO reported that the Adviser would submit a revised Code of Ethics for approval by the Board of Trustees.    The Trust’s CCO informed the Committee that the compliance policies and procedures of Envestnet appeared to be adequately designed to prevent violation of federal securities laws.

(ii)           Performance – The Board then discussed each Fund’s performance and reviewed information provided by the Administrator with respect to such performance.  It noted that the Equity Fund had outperformed its benchmark (comprised of 50% Russell 1000 Growth Index, 20% Russell 2000 Index, and 30% MSCI World Index) and its peer group average for the trailing 12 month, three month, and year-to-date periods ending August 31, 2010.

The Board then noted that the Income Fund had outperformed its peer group average and benchmarks during the 12 month, three month and year-to-date periods ending August 31, 2010.

(iii)           Fee Rates and Profitability –  Envestnet confirmed that it had agreed to continue capping certain operating expenses of each Fund at 1.15% through April 30, 2012.   The Board noted that Envestnet’s advisory fee of 1.00% was slightly than the Equity Fund’s peer group average, but that Envestnet was waiving virtually all of its fee and that the Equity Fund’s total net expenses were lower than its peer group average.  The Board also noted that Envestnet’s advisory fee of 1.00% was higher than the Income Fund’s peer group average, but that Envestnet was waiving its entire fee and reimbursing Fund expenses.

The Board reviewed Envestnet’s financial statements and noted that each Fund’s assets constituted only a small portion of the Adviser’s total assets under advisement.  The Board considered Envestnet’s assertion that it was not realizing a profit as a result of managing the Funds due to their small asset sizes.  Finally, the Board noted that the Adviser reported that it had not entered into soft dollar arrangements with respect to the Funds.

(iv)           Economies of Scale - The Board also considered whether economies of scale will be realized as the Funds grows larger, and the extent to which this is reflected in the advisory fee for each Fund.  They noted that Envestnet had reported that its management of the Funds was not profitable although it remained committed to capping expenses for both Funds.  The Trustees observed that it did not appear that Envestnet has begun to realize any significant economies of scale from managing the Funds.

After reviewing all of the foregoing, the Board determined that the advisory fee paid to Envestnet (after waiver and reimbursement by Adviser) by each of the Equity Fund and the Income Fund were reasonable, based on the quality of advisory services provided to each Fund, and unanimously determined to renew each Fund’s Management Agreement.

2.           Sub-Advisers to 3 to 1 Diversified Equity Fund

(a)           The London Company of Virginia

The Board next considered whether to renew the subadvisory agreement (“Subadvisory Agreement”) between Envestnet and The London Company of Virginia (“London”) to manage a portion of the Equity Fund’s assets.

The Trustees acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided to the Committee in advance of the meeting.  They noted that no changes are proposed to the Subadvisory Agreement.  The Chairman recalled that the materials specifically provided to the Committee included the following information: (i) an executed copy of the current Subadvisory Agreement between Envestnet and London, (ii) a letter requesting information that the Trustees likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Act; and London’s response to such letter, containing among other information, a description of London’s services to the Equity Fund; its profitability from sub-advising the Equity Fund and ideas for future growth of the Equity Fund, (iii) certifications from the Trust’s CCO that London has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Equity  Fund, (iv) London’s current financial statements as well as its Form ADV Part I and II and accompanying schedules, and (v) reports provided by the Administrator regarding the performance of London’s portion of the Equity Fund for the year-to-date, three month, and 1-year periods ended August 31, 2010 and comparisons of the same to the MSCI World Index benchmark, a custom benchmark comprised of 50% Russell 1000 Growth Index, 20% Russell 2000 Index and 30% MSCI World Index, and a peer group selected by the Administrator of world stock funds for the same periods.   The Chairman recalled that after discussing the 15(c) materials, the Committee had contacted certain portfolio managers and the compliance officer of London and had interviewed them for approximately a half hour.

The Trustees noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the Adviser and London that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Equity Fund’s management and subadvisory agreements.  As a result, the Board summarized its review as follows:
(i)           The Nature, Extent and Quality of Services –The Board reviewed the responses from London as to the resources provided to the Equity Fund, and considered the adequacy of such resources in light of the levels of the Equity Fund’s assets, and whether the resources are sufficient to achieve good performance, compliance and other needs.  The Board noted that London manages approximately $1.1 billion in assets, of which the Equity Fund’s assets comprise a small portion.   The Board noted that London provides the services of four portfolio managers to manage its portion of the Equity Fund and that London’s  resources appear adequate.  The Board noted that the portfolio managers appear to have adequate experience to manage its portion of the Equity Fund and are supported by a team of additional personnel.  The Board noted that London has added a new operations employee and provides the support of investment and administrative professionals, including the Adviser’s chief compliance officer.  The Board noted that London had reported that it had engaged a consultant to review is compliance policies and procedures.  The Trust’s CCO advised the Board that the compliance policies and procedures of London appeared to be adequately designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Board noted that London’s  portion of the Fund’s portfolio had outperformed its peer group average and its benchmarks for the year-to-date and one-year periods ended August 31, 2010.

(iii)           Fee Rates and Profitability – The Board then compared the subadvisory fees to those charged by London to other accounts.   The Board noted that the 0.35% subadvisory fee charged by London with respect to the Equity Fund was significantly lower than the 0.85% lowest standard advisory fee charged by London to its other accounts and is on the low end of what it charges other subadvisory arrangements.  The Board further noted that London’s fee for managing its portion of the Equity Fund was paid out of Envestnet’s advisory fee.

The Board reviewed London’s financial statements.  It noted that the firm continued to have positive net income in the last fiscal year.  It further noted that London reported that the firm’s overall profitability with respect to the Subadvisory Agreement, as reported by London, appeared reasonable.  The Board noted that with respect to its soft dollar arrangements, London stated it pays average commissions of about $0.03 per share to brokers providing research services, and that the average commission rate paid by the Equity Fund to brokers providing research services to London is identical to the average commission rate paid by London’s private accounts for similar transactions.  The Board noted that London reported allocating soft dollars among clients pro-rata as a percentage of the client’s assets based on total assets under management.

(iv)           Economies of Scale – In determining the reasonableness of the advisory and subadvisory fees, the Board also considered whether economies of scale will be realized as the Equity Fund grows larger, and the extent to which this is reflected in the advisory fees.  As previously discussed, the Committee noted that the Management Agreement has not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Equity Fund’s expenses.  The Board therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fee, noting that London’s fees were paid by the Adviser, not the Fund.

After reviewing all of the foregoing, the Board determined that the subadvisory fee paid to London by Envestnet was reasonable, based on the quality of subadvisory services provided to the Equity Fund, and unanimously determined to renew the Subadvisory Agreement.

(b)     Pictet Asset Management, Inc.

The Board next considered whether to renew the Subadvisory Agreement between Envestnet, as Adviser to the Equity Fund, and Pictet Asset Management, Inc. (“Pictet”).

The Trustees acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided to the Committee in advance of the meeting.  They noted that no changes are proposed to the Subadvisory Agreement with Pictet.   The Chairman recalled that the materials specifically provided to the Committee included the following information: (i) an executed copy of the current Subadvisory Agreement between Envestnet and Pictet (ii) a letter requesting information that the Trustees likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Investment Company Act of 1940; and Pictet’s response to such letter, containing among other information, a description of Pictet’s services to the Equity Fund; its profitability from sub-advising the Equity Fund and ideas for future growth of the Equity Fund, (iii) certifications from the Trust’s CCO that Pictet has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Equity  Fund, (iv) Pictet’s current financial statements as well as its Form ADV Part I and II and accompanying schedules, and (v) reports provided by the Administrator regarding the performance of Pictet’s portion of the Equity Fund for the year-to-date, three-month, and one-year periods and comparisons of the same to the MSCI World benchmark, a custom benchmark comprised of 50% Russell 1000 Growth Index, 20% Russell 2000 Index and 30% MSCI World Index, and a peer group selected by the Administrator of world stock funds for the same periods.  The Chairman recalled that the Committee had interviewed portfolio managers and other representatives from Pictet for approximately a half hour.

The Trustees noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the Adviser and Pictet that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Equity Fund’s management and subadvisory agreements.  As a result, the Board summarized its review as follows:

(i)           The Nature, Extent and Quality of Services – The Board reviewed the responses from Pictet as to the resources provided to the Equity Fund, and considered the adequacy of such resources in light of the levels of the Equity Fund’s assets, and whether the resources are sufficient to achieve good performance, compliance and other needs.  The Board noted that Pictet manages approximately $20 billion in assets, of which the Equity Fund’s assets comprise a small portion.   The Board noted that Pictet provides the services of three portfolio managers to manage the relevant portion of the Fund and determined that Pictet’s  resources appear adequate. The Board noted that the portfolio managers appear to have adequate experience to manage the Equity Fund and are supported by a team of additional personnel.  The Board also noted that Pictet provides the support of other investment and administrative staff, including the head of compliance.

The Committee noted that Pictet had not proposed any changes to the level of services provided to the Equity Fund.  The Trust’s CCO informed the Committee that the compliance policies and procedures of Pictet appeared to be adequately designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Board noted that Pictet’s portion of the Fund’s portfolio was outperforming its benchmark for the three-month, year-to-date and one-year periods ending August 31, 2010.  It is underperforming its peer group average for the one-year period but performance had recently improved and Pictet’s portion of the Equity Fund was outperforming its peer group average in the three month period.

(iii)           Fee Rates and Profitability –  The Board then compared the subadvisory fees to those charged by Pictet to other accounts.  The Board noted that the 0.50% subadvisory fee charged by Pictet to the Fund was lower than the 0.70% standard advisory fee charged by Pictet to private accounts using a similar international strategy.  The Board noted that Pictet’s fee for managing its portion of the Equity Fund was paid out of Envestnet’s advisory fee.  The Board reviewed Pictet’s financial statements and noted that the firm had positive net income in the last fiscal year, and appeared to have the financial resources to manage the Fund’s assets. It also considered Pictet’s report that it has substantially more regulatory capital than required by law.  The Board noted that Pictet has not entered into soft dollar agreements with respect to the Equity Fund.

(iv)           Economies of Scale – In determining the reasonableness of the advisory and subadvisory fees, the Committee also considered whether economies of scale will be realized as the Equity Fund grows larger, and the extent to which this is reflected in the fees.  As previously discussed, the Board recalled that the Management Agreement has not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Equity Fund’s expenses.  The Board therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fee, noting that Pictet’s fees were paid by the Adviser, not the Fund.

After reviewing all of the foregoing, the Trustees determined that the subadvisory fee paid to Pictet by Envestnet was reasonable, based on the quality of subadvisory services provided to the Equity Fund, and unanimously determined to renew the Pictet Subadvisory Agreement.

(c)     Aletheia Research and Management, Inc.

The Board next determined whether to renew the Subadvisory Agreement between Envestnet, as Adviser to the Equity Fund, and Aletheia Research and Management, Inc. (“Aletheia”).

The Trustees acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided in advance of the meeting.  They noted that no changes are proposed to Aletheia’s Subadvisory Agreement.   They recalled that the materials specifically provided to the Committee included the following information: (i) an executed copy of the Subadvisory Agreement between Envestnet and Aletheia (ii) a letter requesting information that the Trustees likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Act; and Aletheia’s response to such letter, containing among other information, a description of Aletheia’s services to the Equity Fund, its profitability from sub-advising the Equity Fund and ideas for future growth of the Equity Fund, (iii) certifications from the Trust’s CCO that Aletheia has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Equity  Fund, (iv) Aletheia’s Form ADV Part I and II and accompanying schedules, and (v) reports provided by the Administrator regarding the performance of Aletheia’s portion of the Equity Fund for the year-to-date, three-month, and one-year periods and comparisons of the same to the Russell 1000 Growth Index benchmark and a peer group of funds selected by Aletheia for the same periods.  The Chairman recalled that after discussing the materials, the Committee had contacted the Chief Compliance Officer and other executives of Aletheia, and had interviewed them for approximately a half hour.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the Adviser and Aletheia that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Equity Fund’s management and subadvisory agreements.  As a result, the Board summarized its review as follows:

(i)           The Nature, Extent and Quality of Services –The Board reviewed the responses from Aletheia as to the resources provided to the Equity Fund, and considered the adequacy of such resources in light of the levels of the Equity Fund’s assets, and whether the resources are sufficient to achieve good performance, compliance and other needs.  The Board noted that Aletheia manages approximately $7.1 billion in assets, of which the Equity Fund’s assets comprise a small part.   The Board determined that Aletheia’s  resources appear adequate, and specifically noted that Aletheia provides the services of its Chief Investment Officer as portfolio manager to manage the relevant portion of the Equity Fund. The Board noted Aletheia’s report that it had devoted additional resources and additional investment and research personnel to assist the firm’s Chief Investment Officer.  The Board also noted that Aletheia provides the support of administrative staff, including its Senior Director of Research, five research analysts, and its Chief Compliance Officer.

The Board noted that Aletheia had not proposed any changes to the level of services provided to the Equity Fund.  They considered Aletheia’s report that it had recently made a large investment in plant and equipment.  For example, Aletheia reported it had implemented new compliance software designed to monitor trading and portfolio compliance.  The Trust’s CCO informed the Board that Aletheia had added a Chief Technology Officer to its personnel and engaged a new proxy voting service.  He also informed the Board that the compliance policies and procedures of Aletheia appeared to be adequately designed to prevent violation of federal securities laws.

(ii)           Fund Performance – The Board noted that Aletheia’s portion of the Fund’s portfolio was outperforming its peer group average and its benchmark for the three-month, year-to-date and one-year periods ending August 31, 2010.

(iii)           Fee Rates and Profitability –  The Trustees then compared the subadvisory fees to those charged by Aletheia to other accounts.  The Board noted that the 0.50% subadvisory fee charged by Aletheia to the Equity Fund was on the lower end of standard fees charged by Aletheia to private accounts using a similar strategy.  It further noted that among the sub-advisers to the Equity Fund, Envestnet currently allocates the largest percentage of the Equity Fund’s assets to Aletheia.  The Board recalled that although Aletheia did not provide financial statements for its review, Aletheia’s President assured the Committee that his firm’s financial condition remained sound.  The Committee noted that Aletheia has not entered into soft  dollar arrangements with respect to the Equity Fund.  The Board considered that Aletheia has an affiliated broker-dealer, but noted that it does not use such affiliate to execute the Equity Fund’s portfolio transactions.

(iv)           Economies of Scale – In determining the reasonableness of the advisory and subadvisory fees, the Board also considered whether economies of scale will be realized as the Equity Fund grows larger, and the extent to which this is reflected in the advisory fees.  As previously discussed, the Board noted that the Management Agreement has not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Equity Fund’s expenses.  The Board therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fee, noting that Aletheia’s fees were paid by the Adviser, not the Fund.

After reviewing all of the foregoing, the Trustees determined that the subadvisory fee paid to Aletheia by Envestnet was reasonable, based on the quality of subadvisory services provided to the Equity Fund, and unanimously determined to renew the Aletheia’s Subadvisory Agreement.

3.           Sub-Advisors to 3 to 1 Strategic Income Fund

(a)           Loomis Sayles & Co.

The Trustees next considered whether to renew the Subadvisory Agreement between Envestnet, as Adviser to the Income Fund, and Loomis Sayles & Company, L.P. (“Loomis”).  They noted that no changes are proposed to Loomis’ Subadvisory Agreement.   They recalled that the materials specifically provided to the Committee included the following information:  (i) an executed copy of the Subadvisory Agreement between Envestnet and Loomis (ii) a letter requesting information that the Trustees likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Act; and Loomis’ response to such letter, containing among other information, a description of Loomis’ services to the Income Fund, and ideas for future growth of the Income Fund, (iii) certifications from the Trust’s CCO that Loomis had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Income Fund, (iv) Loomis’ current financial statements,  profitability from sub-advising the Income Fund as well as its Form ADV Part I and II and accompanying schedules, and (v) reports provided by the Administrator regarding the performance of Loomis’ portion of the Income Fund for the year-to-date, three-month, and one-year periods and comparisons of the same to the Barclay’s Capital U.S. Aggregate Bond Index benchmark, a custom benchmark comprised of 50% Barclay’s Capital U.S. Aggregate Bond Index and 50% Barclay’s Capital U.S. High Yield Intermediate Bond Index, and a peer group of other bond funds selected by the Administrator for the same periods. The Chairman recalled that after discussing the materials, the Committee had contacted Loomis’s vice president, chief compliance officer, and had interviewed them for approximately a half hour.

The Trustees noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the Adviser and Loomis that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Income Fund’s management and subadvisory agreements.  As a result, the Board summarized its review as follows:

 (i)           The Nature, Extent and Quality of Services – The Board noted that Loomis managed approximately $140 billion in assets as of July 31, 2010.  The Board reviewed the responses from Envestnet and Loomis as to the resources provided to the Income Fund, and considered the adequacy of such resources in light of the levels of Income Fund assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs.  The Board determined that Loomis’ resources appear adequate, and specifically noted that Loomis provides the services of two portfolio managers to manage the relevant portion of the Income Fund, and the support of professional administrative staff, including fixed income research staff, operational personnel, and its General Counsel and Chief Compliance Officer.

The Board noted that Loomis manages a number of accounts using a similar fixed income strategy to that used to manage the Income Fund.  As a result, it sought and received assurances from Loomis that trades are  allocated fairly among the Income Fund and the other Loomis accounts and are in compliance with Loomis’ trade allocation policy.  The Trust’s CCO informed that Committee that Loomis’ compliance policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Trustees recalled that Loomis’ executives had reported that the company had increased its compliance and investment staff, as well as augmented its credit research and product management staff that work with the Fund’s portfolio managers.    They also recalled that Loomis reported its was implementing automated systems for portfolio tracking.  The Board noted that Loomis had not proposed any changes to the level of services provided to the Income Fund.

(ii)           Performance – The Board considered the performance of the portion of the Income Fund managed by Loomis for the year-to-date, three-month and one-year periods ended August 31, 2010.  The Trustees noted that the portion of the Income Fund managed by Loomis had outperformed its peer group average and benchmarks for each period except that it had slightly underperformed the custom benchmark for the one-year period.  They also recalled that Loomis had reported that the Fund’s performance was better than its composite comprised of similarly managed accounts.

(iii)           Fee rates and Profitability –  The Board then compared the subadvisory fee charged by Loomis to the fees charged to its other similarly managed accounts. The Trustees noted that at 0.30% the subadvisory fee Envestnet pays to Loomis was equal to the lowest level in Loomis’ standard fee schedule and lower than the standard fee charged by Loomis to other mutual funds with similar investment strategies.  The Board reviewed the consolidated balance sheet of Loomis, Sayles & Co., L.P. for December 31, 2009.  The Board determined that the subadvisory fees charged by Loomis were reasonable.  The Board noted that Loomis reported that it does not enter into soft dollar arrangements for the Income Fund and does not use an affiliated broker-dealer to execute the Income Fund’s portfolio transactions.

(iv)           Economies of Scale - The Board next considered whether economies of scale will be realized as the Income Fund grows larger, and the extent to which this is reflected in the advisory fees.  The Board noted that it did not appear that Envestnet has begun to realize any significant economies of scale from managing the Income Fund.  The Board noted that the Management Agreement had not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Income Fund’s expenses.  The Board therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fees, noting that Loomis’ fees were paid by Envestnet, not the Income Fund.
After reviewing all of the foregoing, the Board determined that the subadvisory fee paid to Loomis by Envestnet was reasonable, based on the quality of subadvisory services provided to the Income Fund, and unanimously determined to renew the Loomis Subadvisory Agreement.

(b)            SMH Capital

The Board next considered whether to renew the Subadvisory Agreement between Envestnet, as Adviser to the Income Fund, and and SMH Capital Advisers, Inc. (“SMH”).The Trustees noted that no changes are proposed to SMH’s Subadvisory Agreement.   They recalled that the materials specifically provided to the Committee included the following information:  (i) an executed copy of the Subadvisory Agreement between Envestnet and SMH (ii) a letter requesting information that the Trustees likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Act; and SMH’s response to such letter, containing among other information, a description of SMH’s services to the Income Fund, its profitability from sub-advising the Income Fund and ideas for future growth of the Income Fund, (iii) a certification from the Trust’s CCO that SMH has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Income Fund, (iv) SMH’s current financial statements as well as its Form ADV Part I and II and accompanying schedules, and (v) reports provided by the Administrator regarding the performance of SMH’s portion of the Income Fund for the year-to-date, three-month, and one-year periods and comparisons of the same to the Barclay’s Capital Aggregate Bond Index benchmark, a custom benchmark comprised of 50% Barclay’s Capital Aggregate Bond Index benchmark and 50% Barclays capital High Yield Intermediate Bond Index, and a peer group of other bond funds selected by the Administrator for the same periods.  The Chairman recalled that after discussing the materials, the Board had contacted SMH’s portfolio manager and compliance officer, and had interviewed them for approximately one half hour.

The Trustees noted that they had received and evaluated such information as they deemed necessary to make their decision.  They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant.  They noted that this included information regarding the Adviser and SMH that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Income Fund’s management and subadvisory agreements.  As a result, the Board summarized its review as follows:

(i)           The Nature, Extent and Quality of Services – The Board noted that SMH manages approximately $1.6 billion in assets as of September 2010.  The Board reviewed the responses from Envestnet and SMH as to the resources provided to the Income Fund, and considered the adequacy of such resources in light of the levels of the Income Fund’s assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs.  The Board determined that SMH’s resources appear adequate, and specifically noted that SMH provides the services of two portfolio managers to manage the relevant portion of the Income Fund, the support of administrative staff, including research analysts, traders, and a compliance officer.

The Board noted that SMH manages a number of accounts with similar strategy to the Income Fund, including acting as sub-adviser to another mutual fund.  The Trustees recalled that they had sought and received assurances from SMH that trades are allocated fairly among the Income Fund and the other accounts and in compliance with SMH Capital’s trade allocation policy.  Mr. Wood informed that Committee that SMH had revised and enhanced its Code of Ethics, proxy voting and other compliance policies during the year, and confirmed that SMH’s compliance policies and procedures were reasonably designed to prevent violations of federal securities laws.

(ii)           Performance – The Trustees considered the performance of the portion of the Income Fund managed by SMH for the year-to-date, three-month and one-year periods ended August 31, 2010.  The Trustees noted that the portion of the Income Fund managed by SMH had outperformed its benchmark and peer group average for the year to date and one year periods. The Trustees recalled SMH’s management’s report that its performance was ranked fourth in its Morningstar category for the past one year period.

(iii)           Fee rates and Profitability – The Board then compared SMH’s subadvisory fee for the Income Fund to the fees charged to its other accounts. The Trustees noted that at 0.35% the subadvisory fee was lower than the 0.50% minimum advisory fee that SMH charges to its private accounts and SMH reported that the subadvisory fee was less than half of its typical fee.  The Board reviewed the consolidated financial statements for Sanders Morris Harris Group, Inc., the parent company of SMH, for the period ended June 30, 2010 and noted that the firm’s financial strength had improved over the previous year and that the firm had reported positive net income for the three months ended June 30, 2010.  The Board also reviewed the profitability analysis provided by SMH and determined that SMH’s expected profitability with respect to the subadvisory relationship, net of expenses, was reasonable. The Board noted that SMH had stated that it does not enter into soft dollar arrangements, and that it does not use affiliated broker-dealers to execute the Fund’s portfolio transactions.

(iv)           Economies of Scale - The Board also considered whether economies of scale will be realized as the Income Fund grows larger, and the extent to which this is reflected in the advisory fee.  The Board noted that it did not appear that Envestnet has begun to realize any significant economies of scale from managing the Income Fund.  The Board noted that the Management Agreement had not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Income Fund’s expenses.  The Board therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fees, noting that SMH’s fees were paid by Envestnet, not the Income Fund.

After reviewing all of the foregoing, the Trustees determined that the subadvisory fee paid to SMH by Envestnet was reasonable, based on the quality of subadvisory services provided to the Income Fund, and unanimously determined to renew the SMH Subadvisory Agreement.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (866) 616-4848 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Melissa K. Gallagher, President
John Swhear, Senior Vice-President
Chris Kashmerick, Chief Financial Officer and Treasurer
Tara Pierson, Secretary
Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISER
Envestnet Asset Management, Inc.
35 East Wacker Drive, 24th Floor
Chicago, IL 60601

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

3 to 1 Funds:
FY 2010 FY 2009	$27,000 $23,500

Crawford Dividend Growth Fund:
FY 2010 FY 2009	$12,500 $12,500

(b)	Audit-Related Fees
Registrant

3 to 1 Funds:
FY 2010 FY 2009	$0 $0

Crawford Dividend Growth Fund:
FY 2010 FY 2009	$0 $0

(c)	Tax Fees
Registrant

3 to 1 Funds:
FY 2010 FY 2009	$5,500 $4,500

Crawford Dividend Growth Fund:
FY 2010 FY 2009	$2,500 $2,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

3 to 1 Funds:
FY 2010 FY 2009	$0 $0

Crawford Dividend Growth Fund:
FY 2010 FY 2009	$0 $0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                         0%
Tax Fees:                                           0%
All Other Fees:                                 0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2010	$ 0	$ 0
FY 2009	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of February 16, 2011 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                  Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                   Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Unified Series Trust

By   */s/ Melissa K. Gallagher
       Melissa K. Gallagher, President

Date     3/4/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   */s/ Melissa K. Gallagher
       Melissa K. Gallagher, President

Date     3/4/11

By   */s/ Christopher E. Kashmerick
Christopher E, Kashmerick, Treasurer

Date     3/4/11